                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,

                                                   as Depositor

                                                        and

                                             WILMINGTON TRUST COMPANY,

                                                 as Owner Trustee

                                  ______________________________________________

                                       AMENDED AND RESTATED TRUST AGREEMENT

                                            Dated as of March 30, 2007

                                   _____________________________________________

                                          Home Loan-Backed Certificates,
                                                  Series 2007-HI1

                                                 TABLE OF CONTENTS

         Section 4.06.         Prior Notice to Certificateholders and the Credit Enhancer with Respect

Exhibit A.........Form of Home Loan Backed Certificate
Exhibit B.........Certificate of Trust of Home Loan Trust 2007-HI1
Exhibit C.........Form of Rule 144A Investment Representation
Exhibit D.........Form of Investor Representation Letter
Exhibit E.........Form of Transferor Representation Letter
Exhibit F.........Certificate of Non-Foreign Status
Exhibit G.........Form of ERISA Representation Letter

         This  Amended and  Restated  Trust  Agreement,  dated as of March 30, 2007 (as amended  from time to time, this "Trust  Agreement"),  between RESIDENTIAL  FUNDING MORTGAGE  SECURITIES II, INC., a Delaware  corporation,  as depositor (the  "Depositor") and WILMINGTON TRUST COMPANY,  a Delaware banking  corporation,  as owner trustee (the
"Owner Trustee"),

                                                 WITNESSETH THAT:

         WHEREAS,  the Depositor and the Owner Trustee  entered into a trust  agreement dated as of March 19, 2007, in connection with the formation of a Delaware statutory trust (the "Original Trust Agreement");

         WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original Trust Agreement;

         NOW,  THEREFORE,  in consideration of the mutual agreements herein contained,  the Depositor and the Owner
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01......Definitions.  For all purposes of this Trust Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned to such terms in Appendix A to the  Indenture  dated March 30, 2007 (the  "Indenture"),  between
Home Loan Trust  2007-HI1,  as issuer,  and LaSalle Bank  National  Association,  as indenture  trustee.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02......Other Definitional Provisions.

(a)      All terms defined in this Trust  Agreement  shall have the defined  meanings when used in any  certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)      As used in this Trust  Agreement  and in any  certificate  or other  document  made or delivered  pursuant hereto or  thereto,  accounting  terms not  defined in this Trust  Agreement  or in any such  certificate  or other document,  and  accounting  terms  partly  defined  in this Trust  Agreement  or in any such  certificate  or other document to the extent not defined,  shall have the  respective  meanings  given to them under  generally  accepted accounting  principles.  To the extent that the  definitions of accounting  terms in this Trust Agreement or in any such  certificate  or other  document are  inconsistent  with the meanings of such terms under  generally  accepted accounting  principles,  the  definitions  contained in this Trust  Agreement or in any such  certificate  or other document shall control.

(c)      The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust Agreement shall  refer to this Trust  Agreement  as a whole and not to any  particular  provision  of this  Trust  Agreement;
Article,  Section and Exhibit  references  contained in this Trust  Agreement are references to Articles,  Sections and  Exhibits  in or to this Trust  Agreement  unless  otherwise  specified;  and the term  "including"  shall mean
"including without limitation".

(d)      The  definitions  contained in this Trust  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)      Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

ARTICLE II

                                                   ORGANIZATION

Section 2.01    Name.  The trust created  hereby (the "Trust")  shall be known as "Home Loan Trust  2007-HI1," in which  name the Owner  Trustee  may  conduct  the  business  of the Trust,  make and  execute  contracts  and other instruments on behalf of the Trust and sue and be sued.

Section 2.02    Office.  The office of the Trust  shall be in care of the Owner  Trustee at the  Corporate  Trust
Office  or at such  other  address  in  Delaware  as the Owner  Trustee  may  designate  by  written  notice to the
Certificateholders and the Depositor.

Section 2.03    Purposes and Powers.  The purpose of the Trust is to engage in the  following  activities:(i)  to issue the Notes  pursuant to the Indenture and the  Certificates  pursuant to this Trust  Agreement and to sell the
Notes  and the  Certificates;  (ii)  to  purchase  the  Home  Loans  and to pay the  organizational,  start-up  and transactional  expenses of the Trust; (iii) to assign, grant,  transfer,  pledge and convey the Home Loans pursuant to the  Indenture  and to hold,  manage and  distribute  to the  Certificateholders  pursuant  to Section  5.01 any portion of the Home Loans  released from the Lien of, and remitted to the Trust  pursuant to, the  Indenture;  (iv)
to enter into and perform its  obligations  under the Basic  Documents to which it is to be a party;  (v) to engage in those activities,  including entering into agreements, that are necessary,  suitable or convenient to accomplish the  foregoing  or are  incidental  thereto  or  connected  therewith,  including,  without  limitation,  to accept additional  contributions  of  equity  that are not  subject  to the Lien of the  Indenture;  and (vi)  subject  to compliance  with the Basic  Documents,  to engage in such other  activities as may be required in  connection  with conservation of the Trust Estate and the making of  distributions  to the  Certificateholders  and the Noteholders.
The Trust is hereby  authorized to engage in the foregoing  activities.  The Trust shall not engage in any activity other than in  connection  with the  foregoing or other than as required or  authorized  by the terms of this Trust
Agreement or the Basic  Documents  while any Note is  outstanding  without the consent of the Holders of a majority of the Certificate Percentage Interest of the Certificates and the Indenture Trustee.

Section 2.04    Appointment  of Owner  Trustee.  The  Depositor  hereby  appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05    Initial  Capital  Contribution  of Owner Trust  Estate.  The  Depositor  hereby  sells,  assigns, transfers,  conveys and sets over to the Trust,  as of the date  hereof,  the sum of $1. The Owner  Trustee  hereby acknowledges  receipt in trust from the  Depositor,  as of the date hereof,  of the foregoing  contribution,  which shall  constitute the initial corpus of the Trust and shall be deposited in the Certificate  Distribution  Account.
The Owner  Trustee  also  acknowledges  on behalf of the  Issuer,  the  receipt in trust of the Home Loans and such other collateral assigned to the Trust pursuant to Section 3.01, which shall constitute the Owner Trust Estate.

Section 2.06    Declaration  of Trust.  The Owner  Trustee  hereby  declares  that it shall hold the Owner  Trust
Estate  in  trust  upon  and  subject  to  the  conditions  set  forth  herein  for  the  use  and  benefit  of the
Certificateholders,  subject to the  obligations  of the Trust under the Basic  Documents.  It is the  intention of the parties  hereto that the Trust  constitute a statutory  trust under the  Statutory  Trust Statute and that this
Trust  Agreement  constitute  the governing  instrument of such statutory  trust.  Effective as of the date hereof, the Owner  Trustee  shall have all rights,  powers and duties set forth herein and in the  Statutory  Trust Statute with respect to  accomplishing  the purposes of the Trust.  For purposes of this  Declaration of Trust,  "Statutory
Trust  Statute"  means  Chapter 38 of Title 12 of the  Delaware  Code,  12 Del.  C.ss.3801 et.  Seq. as the same may be  amended  or  supplemented  from time to time.  It is the  intention  of the  parties  hereto  that,  solely for federal,  state and local income and franchise tax  purposes,  the Trust shall be treated as an entity  disregarded from the sole holder of 100% of the Certificates,  which  Certificates shall initially be owned by the Depositor or an affiliate  thereof,  and the provisions of this Trust  Agreement shall be interpreted to further this intention.
If more than one person owns the  Certificates  for federal  income tax  purposes,  then it is the intention of the parties  hereto,  that solely for  federal,  state and local income and  franchise  tax purposes the Trust shall be treated as a partnership (other than a publicly traded  partnership),  with the assets of the partnership being the
Trust  Estate,  the  partners  of the  partnership  being the  Certificateholders  and the Notes  being debt of the partnership  and the  provisions  of this Trust  Agreement  shall be  interpreted  to further this  intention.  The parties agree that,  unless  otherwise  required by  appropriate  tax  authorities,  the Owner Trustee will file or cause to be filed annual or other necessary returns,  reports and other forms consistent with the  characterization of the Trust as an entity  wholly owned by the  Depositor or an affiliate  thereof,  or, if two or more persons own the Certificates, as a partnership (other than a publicly traded partnership) for such tax purposes.

Section 2.07    Liability of the Holders of the  Certificates.  The Holders of the  Certificates  shall be liable for any entity level taxes imposed on the Trust.

Section 2.08    Title to Trust  Property.  Legal title to the Owner Trust  Estate shall be vested at all times in the Trust as a separate  legal entity except where  applicable law in any  jurisdiction  requires title to any part of the Owner Trust Estate to be vested in a trustee or  trustees,  in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.09    Situs of Trust.  The Trust will be located and  administered  in the State of Delaware.  All bank accounts  maintained  by the Owner  Trustee on behalf of the Trust shall be located in the State of Delaware or the
State of New York.  The Trust shall not have any  employees in any state other than  Delaware;  provided,  however, that nothing  herein  shall  restrict or prohibit the Owner  Trustee  from having  employees  within or without the
State of Delaware or taking  actions  outside the State of Delaware in order to comply with Section 2.03.  Payments will be  received  by the Trust only in  Delaware  or New York,  and  payments  will be made by the Trust only from
Delaware or New York.  The only office of the Trust will be at the Corporate Trust Office in Delaware.

Section 2.10    Representations  and Warranties of the Depositor.  The Depositor  hereby  represents and warrants to the Owner Trustee that:

(i)      The Depositor is duly  organized and validly  existing as a corporation in good standing under the laws of the State of  Delaware,  with power and  authority  to own its  properties  and to conduct its business as such properties are currently owned and such business is presently conducted.

(ii)     The  Depositor  is duly  qualified  to do  business  as a foreign  corporation  in good  standing  and has obtained all  necessary  licenses and  approvals in all  jurisdictions  in which the ownership or lease of its property or the conduct of its business  shall  require such  qualifications  and in which the failure to so qualify  would have a material  adverse  effect on the  business,  properties,  assets or  condition
         (financial  or other) of the  Depositor  and the  ability of the  Depositor  to  perform  under this Trust
         Agreement.

(iii)    The  Depositor  has the power and  authority to execute and deliver this Trust  Agreement and to carry out its terms;  the  Depositor  has full power and  authority  to sell and assign the  property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly  authorized  such sale and  assignment  and  deposit to the Trust by all  necessary  corporate  action;  and the  execution, delivery  and  performance  of this Trust  Agreement  have been duly  authorized  by the  Depositor by all necessary corporate action.

(iv)     The  consummation  of the  transactions  contemplated  by this Trust  Agreement and the fulfillment of the terms  hereof do not  conflict  with,  result in any  breach  of any of the  terms and  provisions  of, or constitute  (with or without notice or lapse of time) a default under,  the articles of  incorporation  or bylaws of the  Depositor,  or any  indenture,  agreement or other  instrument  to which the Depositor is a party or by which it is  bound;  nor  result in the  creation  or  imposition  of any Lien upon any of its properties  pursuant  to the  terms of any such  indenture,  agreement  or other  instrument  (other  than pursuant to the Basic Documents);  nor violate any law or, to the best of the Depositor's  knowledge,  any order,  rule or regulation  applicable to the Depositor of any court or of any federal or state regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction over the Depositor or its properties.

Section 2.11.     Payment of Trust Fees.  The Owner Trustee  shall pay the Trust's fees and expenses  incurred with respect to the performance of the Trust's duties under the Indenture.

ARTICLE III

                                    CONVEYANCE OF THE HOME LOANS; CERTIFICATES

Section 3.01.     Conveyance  of the Home Loans.  The  Depositor,  concurrently  with the  execution  and  delivery hereof,  does hereby transfer,  convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the
Certificates and the Credit Enhancer,  without recourse,  all its right,  title and interest in and to (i) the Home
Loans,  all interest  accruing  thereon and all  collections  in respect  thereof  received on or after the Cut-off
Date,  (ii)  property  which  secured a Home Loan and which has been  acquired  by  foreclosure  or deed in lieu of foreclosure,  (iii) the interest of the Depositor in any insurance  policies in respect of the Home Loans, and (iv)
all proceeds of the foregoing. The Depositor will also provide the Trust with the Credit Enhancement Instrument.

         The parties  hereto intend that the  transaction  set forth herein be a sale by the Depositor to the Trust of all of its right,  title and  interest in and to the Home  Loans.  In the event that the  transaction  set forth herein is not deemed to be a sale,  the  Depositor  hereby  grants to the Trust a security  interest  in all of its right,  title and interest in, to and under (i) the Home Loans,  all interest  accruing thereon and all collections in respect  thereof  received on or after the Cut-off Date,  (ii) property  which secured a Home Loan and which has been acquired by foreclosure or deed in lieu of  foreclosure,  (iii) the interest of the Depositor in any insurance policies in respect of the Home Loans,  and (iv) all proceeds of the  foregoing and all  distributions  thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

Section 3.02.     Initial  Ownership.  Upon  the  formation  of the  Trust  by the  contribution  by the  Depositor pursuant to Section 2.05 and until the  conveyance  of the Home Loans  pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

Section 3.03.     The  Certificates.  The  Certificates  shall  be  issued  in a  single  denomination  of  a  100%
Certificate Percentage Interest.
         The  Certificates  shall be  executed  on  behalf of the Trust by  manual  or  facsimile  signature  of an authorized  officer of the Owner Trustee and  authenticated  in the manner  provided in Section 3.04.  Certificates bearing the manual or facsimile  signatures of individuals  who were, at the time when such  signatures  shall have been  affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such individuals or any of them shall have ceased to be so authorized prior to the  authentication  and  delivery  of such  Certificates  or did not  hold  such  offices  at the date of authentication  and  delivery  of such  Certificates.  A Person  shall  become  a  Certificateholder  and  shall be entitled  to the  rights  and  subject to the  obligations  of a  Certificateholder  hereunder  upon such  Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A transferee of a  Certificate  shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder  hereunder upon such  transferee's  acceptance of a Certificate duly  registered  in such  transferee's  name  pursuant to and upon  satisfaction  of the  conditions  set forth in
Section 3.05.

Section 3.04.     Authentication  of  Certificates.  Concurrently  with the  acquisition  of the Home  Loans by the
Trust,  the Owner Trustee or the Certificate  Paying Agent shall cause the  Certificates in an initial  Certificate
Percentage  Interest of 100% to be  executed on behalf of the Trust,  authenticated  and  delivered  to or upon the written order of the Depositor,  signed by its chairman of the board, its president or any vice president,  without further  corporate action by the Depositor,  in authorized  denominations.  No Certificate shall entitle its holder to any  benefit  under  this  Trust  Agreement  or be valid  for any  purpose  unless  there  shall  appear on such
Certificate  a  certificate  of  authentication  substantially  in the form set forth in Exhibit A, executed by the
Owner  Trustee  or the  Certificate  Paying  Agent,  by manual  signature;  such  authentication  shall  constitute conclusive  evidence  that such  Certificate  shall  have been duly  authenticated  and  delivered  hereunder.  All
Certificates shall be dated the date of their authentication.

Section 3.05.     Registration of and Limitations on Transfer and Exchange of Certificates.

(a)      The Certificate  Registrar shall keep or cause to be kept, at the office or agency maintained  pursuant to
Section 3.09, a Certificate  Register in which,  subject to such  reasonable  regulations as it may prescribe,  the
Certificate  Registrar  shall  provide for the  registration  of  Certificates  and of transfers  and  exchanges of
Certificates  as herein  provided.  The  Indenture  Trustee  shall be the  initial  Certificate  Registrar.  If the
Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to  satisfaction  of the conditions set forth below,  upon surrender for  registration of transfer of any  Certificate at the office or agency  maintained  pursuant to Section 3.09, the Owner Trustee shall execute, authenticate  and deliver (or shall cause the  Certificate  Registrar as its  authenticating  agent to authenticate and deliver), in the name of the designated  transferee or transferees,  one or more new Certificates in authorized denominations  of a  like  aggregate  amount  dated  the  date  of  authentication  by  the  Owner  Trustee  or any authenticating  agent. At the option of a  Certificateholder,  Certificates may be exchanged for other Certificates of authorized  denominations  of a like aggregate  amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every  Certificate  presented or surrendered for registration of transfer or exchange shall be accompanied by a written  instrument  of  transfer in form  satisfactory  to the  Certificate  Registrar  duly  executed by the
Certificateholder or such  Certificateholder's  attorney duly authorized in writing.  Each Certificate  surrendered for  registration  of transfer or exchange  shall be  cancelled  and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

         No service  charge shall be made for any  registration  of transfer or exchange of  Certificates,  but the
Owner  Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Except as  described  below,  no transfer of any  Certificate  or  interest  therein  shall be made to any
Person that is not a United  States  Person.  Each  Certificateholder  shall  establish its  non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign  Status set forth in
Exhibit F hereto.

         A Certificate  may be transferred to a  Certificateholder  unable to establish its  non-foreign  status as described in the preceding paragraph only if such  Certificateholder  provides an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust,  the Owner Trustee,  the  Certificate  Registrar or the Depositor,
satisfactory  to the  Depositor and the Credit  Enhancer,  that such transfer (1) will not affect the tax status of the Trust and (2) will not adversely  affect the interests of any  Certificateholder,  any Noteholder or the Credit
Enhancer,  including,  without  limitation,  as a result of the imposition of any United States federal withholding taxes on the Trust  (except  to the  extent  that such  withholding  taxes  would be payable  solely  from  amounts otherwise  distributable  to the  Certificate  of the  prospective  transferee).  If such transfer  occurs and such foreign  Certificateholder  becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the  Certificate  Paying  Agent.  Each  Certificateholder  unable to establish its  non-foreign  status shall submit to the  Certificate  Paying Agent a copy of its Form W-8BEN and shall  resubmit such Form W-8BEN every three years.

(b)      (i) No transfer,  sale,  pledge or other  disposition of a Certificate shall be made unless such transfer, sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the  Securities Act and any applicable  state  securities  laws or is made in  accordance  with  said Act and  laws.  In the  event of any such transfer,  the  Certificate  Registrar or the  Depositor  shall prior to such  transfer  require the  transferee to execute (A) either (i) an investment  letter in  substantially  the form  attached  hereto as Exhibit C (or in such form and substance  reasonably  satisfactory  to the  Certificate  Registrar and the  Depositor)  which  investment letters shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Master Servicer
or the Depositor and which investment  letter states that, among other things,  such transferee (a) is a "qualified institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified institutional  buyers" as defined under Rule 144A,  and (b) is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements  under the Securities  Act,  provided by Rule 144A or (ii) (a) a written Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Certificate  Registrar and the Depositor  that such transfer may be made pursuant to an exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being  made  pursuant  to said Act and laws,  which  Opinion  of
Counsel shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Master Servicer
or the Depositor and (b) the transferee  executes a representation  letter,  substantially in the form of Exhibit D hereto, and the transferor  executes a representation  letter,  substantially in the form of Exhibit E hereto, each acceptable to and in form and substance  satisfactory  to the  Certificate  Registrar and the Depositor  certifying the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trust, the Owner
Trustee,  the  Certificate  Registrar,  the Master Servicer or the Depositor and (B) the Certificate of Non-Foreign
Status  (in  substantially  the form  attached  hereto  as  Exhibit  F)  acceptable  to and in form  and  substance reasonably  satisfactory to the Certificate Registrar and the Depositor,  which certificate shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar or the Depositor.  If the  Certificateholder is unable to provide a  Certificate  of  Non-Foreign  Status,  the  Certificateholder  must  provide an Opinion of Counsel as described in the  preceding  paragraph.  The  Certificateholder  desiring to effect such transfer  shall,  and does hereby agree to, indemnify the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Master Servicer and the
Depositor  against any  liability  that may result if the  transfer  is not so exempt or is not made in  accordance with such federal and state laws.

         (ii) No  transfer  of  Certificates  or any  interest  therein  shall  be made to any  Person  unless  the
Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Master Servicer are provided with an Opinion of
Counsel acceptable to and in form and substance  satisfactory to the Depositor,  the Owner Trustee, the Certificate
Registrar  and the Master  Servicer to the effect that the  purchase  and holding of  Certificates  is  permissible under  applicable law, will not constitute or result in any prohibited  transaction  under ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments)  and will not subject the Depositor,  the Owner
Trustee,  the Certificate  Registrar or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Trust  Agreement, which Opinion of Counsel shall not be an expense of the Depositor,  the Owner Trustee,  the  Certificate  Registrar
or the Master  Servicer.  In lieu of such Opinion of Counsel,  a Person  acquiring such  Certificates may provide a certification  in the form of  Exhibit G to this Trust  Agreement,  which the  Depositor,  the Owner  Trustee,  the
Certificate  Registrar and the Master  Servicer may rely upon without  further  inquiry or  investigation,  or such other  certifications  as the Depositor,  the Owner Trustee,  the Certificate  Registrar or the Master Servicer may
deem  desirable or necessary in order to establish  that such Person is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any
Person (including,  without limitation,  an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the U.S.  Department of Labor  regulation  promulgated at 29 C.F.R.  Section  2510.3-101,  as modified by Section 3(42) of ERISA, of any
Plan (each,  a "Plan  Investor")  to effect  such  acquisition.  Neither an Opinion of Counsel nor a  certification will be required in connection with the initial  transfer of any such  Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate  thereof shall be deemed to have  represented  that such affiliate is not a Plan or a Plan Investor and the Owner Trustee shall be entitled to  conclusively  rely upon a  representation  (which,  upon the  request of the Owner  Trustee,  shall be a written  representation)  from the
Depositor of the status of such transferee as an affiliate of the Depositor.

         (iii) In  addition,  no  transfer of a  Certificate  shall be  permitted,  and no such  transfer  shall be registered  by the  Certificate  Registrar or be effective  hereunder,  unless  evidenced by an Opinion of Counsel, which  establishes  that  such  transfer  or the  registration  of such  transfer  would  not cause the Trust to be classified as a publicly traded partnership,  an association  taxable as a corporation,  a corporation or a taxable mortgage  pool for federal  and  relevant  state  income tax  purposes,  which  Opinion of Counsel  shall not be an expense of the  Certificate  Registrar  and shall be an expense of the proposed  transferee.  No Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

         (iv) In addition,  no transfer,  sale,  assignment,  pledge or other disposition of a Certificate shall be made unless the proposed transferee  certifies,  in form and substance  reasonably  satisfactory to the Certificate
Registrar and the Depositor  that (1) the  transferee  is acquiring the  Certificate  for its own behalf and is not acting as agent or  custodian  for any other  person or entity  in  connection  with such  acquisition  and (2) the transferee is not a partnership, grantor trust or S corporation for federal income tax purposes.

Section 3.06.     Mutilated,  Destroyed,  Lost or Stolen  Certificates.  If (a) any mutilated  Certificate shall be surrendered  to  the  Certificate  Registrar,  or if  the  Certificate  Registrar  shall  receive  evidence  to its satisfaction  of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall  be  delivered  to the
Certificate  Registrar  and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the  Certificate  Registrar  or the Owner  Trustee that such  Certificate  has been  acquired by a bona fide  purchaser,  the Owner Trustee shall execute on behalf of the Trust and the Owner  Trustee or the  Certificate  Paying  Agent,  as the Trust's  authenticating  agent,  shall authenticate  and  deliver,  in  exchange  for  or in  lieu  of any  such  mutilated,  destroyed,  lost  or  stolen
Certificate,  a new  Certificate  of like  tenor and  denomination.  In  connection  with the  issuance  of any new
Certificate  under this Section 3.06, the Owner Trustee or the  Certificate  Registrar may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in connection  therewith.  Any duplicate  Certificate  issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership in the Trust, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate  shall be found at any time.

Section 3.07.     Persons Deemed  Certificateholders.  Prior to due  presentation of a Certificate for registration of transfer,  the Owner Trustee, the Certificate  Registrar or any Certificate Paying Agent may treat the Person in whose name any  Certificate  is registered in the  Certificate  Register as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 5.02 and for all other  purposes  whatsoever,  and none of the Trust,  the Owner Trustee,  the  Certificate  Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08.     Access to List of  Certificateholders'  Names and  Addresses.  The  Certificate  Registrar  shall furnish or cause to be  furnished  to the  Depositor  or the Owner  Trustee,  within 15 days  after  receipt by the
Certificate  Registrar of a written request therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent Record Date.  Each Holder,  by receiving and holding a  Certificate, shall be deemed to have  agreed not to hold any of the Trust,  the  Depositor,  the  Certificate  Registrar  or the
Owner  Trustee  accountable  by reason of the  disclosure  of its name and address,  regardless  of the source from which such information was derived.

Section 3.09.     Maintenance  of Office or Agency.  The Owner Trustee,  on behalf of the Trust,  shall maintain in
St.  Paul,  Minnesota  an office or  offices  or agency or  agencies  where  Certificates  may be  surrendered  for registration  of transfer or exchange and where  notices and demands to or upon the Owner Trustee in respect of the
Certificates  and the Basic  Documents may be served.  The Owner Trustee  initially  designates the Corporate Trust
Office of the  Indenture  Trustee as its office for such  purposes.  The Owner  Trustee  shall give prompt  written notice to the Depositor and the  Certificateholders  of any change in the location of the  Certificate  Register or any such office or agency.

Section 3.10.     Certificate  Paying  Agent.  (a)  The  Certificate  Paying  Agent  shall  make  distributions  to
Certificateholders  from the  Certificate  Distribution  Account  on  behalf of the  Trust in  accordance  with the provisions of the  Certificates and Section 5.01 hereof from payments  remitted to the Certificate  Paying Agent by the  Indenture  Trustee  pursuant  to Section  3.05 of the  Indenture.  The Trust  hereby  appoints  the  Indenture
Trustee as  Certificate  Paying Agent (the  "Certificate  Paying  Agent") and the Indenture  Trustee hereby accepts such  appointment  and further agrees that it will be bound by the provisions of this Trust  Agreement  relating to the Certificate Paying Agent and shall:

(i)      hold all sums held by it for the  payment of amounts  due with  respect to the  Certificates  in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such  Persons or otherwise disposed of as herein provided;

(ii)     give the Owner Trustee  notice of any default by the Trust of which it has actual  knowledge in the making of any payment required to be made with respect to the Certificates;

(iii)    at any time during the  continuance  of any such default,  upon the written  request of the Owner Trustee, forthwith  pay to the Owner  Trustee on behalf of the Trust all sums so held in trust by such  Certificate
         Paying Agent;

(iv)     immediately  resign as  Certificate  Paying Agent and  forthwith pay to the Owner Trustee on behalf of the
         Trust all sums held by it in trust for the  payment of  Certificates  if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;
(v)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any  Certificates of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)     deliver to the Owner  Trustee a copy of the report to  Certificateholders  prepared  with  respect to each
         Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

(b)      The Trust may revoke such power and remove the  Certificate  Paying Agent if the Owner Trustee  determines in its sole discretion that the  Certificate  Paying Agent shall have failed to perform its obligations  under this
Trust  Agreement  in any material  respect.  The  Indenture  Trustee  shall be  permitted to resign as  Certificate
Paying Agent upon 30 days' written  notice to the Owner Trustee;  provided the Indenture  Trustee is also resigning as Paying Agent under the Indenture at such time.  In the event that the  Indenture  Trustee shall no longer be the
Certificate  Paying Agent under this Trust Agreement and Paying Agent under the Indenture,  the Owner Trustee shall appoint a successor to act as  Certificate  Paying  Agent (which shall be a bank or trust  company) and which shall also be the successor  Paying Agent under the Indenture.  The Owner Trustee shall cause such successor  Certificate
Paying Agent or any additional  Certificate  Paying Agent  appointed by the Owner Trustee to execute and deliver to the Owner  Trustee an  instrument  to the effect set forth in this  Section  3.10 as it relates to the  Certificate
Paying  Agent.  The  successor  Certificate  Paying  Agent  shall  covenant  and agree that it will not at any time institute  against the Depositor or the Trust,  or join in any  institution  against the Depositor or the Trust of, any bankruptcy  proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligations  with respect to any  Certificate,  this Trust Agreement or any of the other Basic  Documents.  The
Certificate  Paying Agent shall return all unclaimed  funds to the Trust and upon removal of a  Certificate  Paying
Agent such  Certificate  Paying Agent shall also return all funds in its  possession to the Trust.  The  provisions of Sections 6.01,  6.03, 6.04 and 7.01 shall apply to the Certificate  Paying Agent to the extent  applicable.  Any reference in this Trust  Agreement to the  Certificate  Paying Agent shall include any  co-paying  agent unless the context requires otherwise.

(c)      The  Certificate  Paying Agent shall  establish  and  maintain  with itself the  Certificate  Distribution
Account in which the Certificate  Paying Agent shall deposit,  on the same day as it is received from the Indenture
Trustee,  each remittance  received by the  Certificate  Paying Agent with respect to payments made pursuant to the
Indenture.  The Certificate  Paying Agent shall make all distributions of Certificate  Distribution  Amounts on the
Certificates, from moneys on deposit in the Certificate Distribution Account.

Section 3.11.     Cooperation.  The Owner Trustee shall  cooperate in all respects with any  reasonable  request by the Credit  Enhancer for action to preserve or enforce the Credit  Enhancer's  rights or interest  under this Trust
Agreement or the Insurance  Agreement,  so long as such  cooperation  is consistent  with this Trust  Agreement and does not limit  the  rights  of the  Certificateholders,  except as  otherwise  expressly  set forth in this  Trust
Agreement.

ARTICLE IV

                                       AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 4.01.     General  Authority.  The Owner  Trustee is  authorized  and  directed  to execute and deliver the
Basic Documents to which the Trust is to be a party and each  certificate or other document  attached as an exhibit to or  contemplated  by the  Basic  Documents  to which  the  Trust  is to be a party  and any  amendment  or other agreement or  instrument  described  herein,  in each case, in such form as the Owner  Trustee  shall  approve,  as evidenced  conclusively by the Owner Trustee's execution thereof.  In addition to the foregoing,  the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

Section 4.02.     General  Duties.  The Owner Trustee shall be  responsible to administer the Trust pursuant to the terms of this Trust  Agreement  and the Basic  Documents  to which the Trust is a party and in the  interest of the
Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.     Action upon  Instruction.  (a)  Subject to this  Article IV and in  accordance  with the terms of the Basic Documents,  the  Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust.  Such  direction  may be  exercised  at any time by  written  instruction  of the  Certificateholders pursuant to this Article IV.

(b)      Notwithstanding  the  foregoing,  the Owner Trustee shall not be required to take any action  hereunder or under any Basic  Document if the Owner  Trustee  shall have  reasonably  determined,  or shall have been advised by counsel,  that such action is likely to result in liability on the part of the Owner  Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)      Whenever  the Owner  Trustee  is unable to decide  between  alternative  courses  of action  permitted  or required by the terms of this Trust Agreement or under any Basic  Document,  or in the event that the Owner Trustee is unsure as to the  application  of any  provision  of this  Trust  Agreement  or any Basic  Document  or any such provision  is  ambiguous  as to its  application,  or is, or appears to be, in conflict  with any other  applicable provision,  or in the event that this Trust Agreement  permits any  determination by the Owner Trustee or is silent or is  incomplete  as to the  course of  action  that the Owner  Trustee  is  required  to take with  respect  to a particular set of facts,  the Owner Trustee shall promptly give notice (in such form as shall be appropriate  under the  circumstances) to the  Certificateholders  (with a copy to the Credit Enhancer)  requesting  instruction as to the course of action to be adopted,  and to the extent the Owner Trustee acts in good faith in accordance  with any written instructions  received from Holders of Certificates  representing a majority of the Certificate  Percentage
Interest  thereof,  the Owner  Trustee  shall not be liable on account of such action to any  Person.  If the Owner
Trustee  shall not have  received  appropriate  instruction  within 10 days of such notice (or within such  shorter period of time as reasonably may be specified in such notice or may be necessary under the  circumstances)  it may, but shall be under no duty to, take or refrain from taking such action not  inconsistent  with this Trust Agreement or the Basic  Documents,  as it shall deem to be in the best  interests  of the  Certificateholders,  and the Owner
Trustee shall have no liability to any Person for such action or inaction.

Section 4.04.     No Duties Except as Specified under  Specified  Documents or in  Instructions.  The Owner Trustee
shall not have any duty or  obligation  to manage,  make any payment  with  respect  to,  register,  record,  sell, dispose of, or otherwise  deal with the Owner Trust Estate,  or to otherwise take or refrain from taking any action under, or in connection  with, any document  contemplated  hereby to which the Owner Trustee is a party,  except as expressly  provided  (i) in  accordance  with the powers  granted  to and the  authority  conferred  upon the Owner
Trustee  pursuant to this Trust  Agreement,  (ii) in  accordance  with the Basic  Documents and (iii) in accordance with any document or  instruction  delivered to the Owner Trustee  pursuant to Section 4.03;  and no implied duties or  obligations  shall be read into this Trust  Agreement  or any Basic  Document  against the Owner  Trustee.  The
Owner  Trustee  shall have no  responsibility  for filing any  financing  or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to prepare or file any  Securities and Exchange  Commission  filing for the Trust or to record this
Trust  Agreement or any Basic  Document.  The Owner Trustee  nevertheless  agrees that it will, at its own cost and expense,  promptly  take all action as may be necessary to discharge any liens on any part of the Trust Estate that result  from  actions  by, or claims  against,  the Owner  Trustee  that are not  related to the  ownership  or the administration of the Owner Trust Estate.

Section 4.05.     Restrictions.  (a) The Owner  Trustee  shall not take any  action (x) that is  inconsistent  with the purposes of the Trust set forth in Section  2.03 or (y) that,  to the actual  knowledge  of the Owner  Trustee,
would  result  in  the  Trust  becoming   taxable  as  a  corporation   for  federal   income  tax  purposes.   The
Certificateholders  shall not direct the Owner  Trustee to take action that would  violate the  provisions  of this
Section 4.05.

(b)      The Owner Trustee shall not convey or transfer any of the Trust's  properties or assets,  including  those included in the Trust  Estate,  to any person unless (x) it shall have received an Opinion of Counsel to the effect that such  transaction  will not have any material  adverse tax  consequence to the Trust or any  Certificateholder and (y) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.     Prior Notice to  Certificateholders  and the Credit  Enhancer  with  Respect to Certain  Matters.
With respect to the following  matters,  the Owner Trustee  shall not take action  unless,  at least 30 days before the taking of such action,  the Owner Trustee shall have notified the  Certificateholders  and the Credit  Enhancer in  writing of the  proposed  action  and  Holders of  Certificates  representing  a  majority  of the  Certificate
Percentage  Interest  thereof and the Credit Enhancer shall not have notified the Owner Trustee in writing prior to the 30th day after  such  notice is given  that such  Certificateholders  and the  Credit  Enhancer  have  withheld consent or provided alternative direction:

(a)      the  initiation  of any claim or lawsuit by the Trust  (except  claims or lawsuits  brought in  connection with the  collection of cash  distributions  due and owing under the Home Loans) and the compromise of any action,  claim or lawsuit  brought by or against  the Trust  (except  with  respect to the  aforementioned claims or lawsuits for collection of cash distributions due and owing under the Home Loans);

(b)      the election by the Trust to file an  amendment  to the  Certificate  of Trust  (unless such  amendment is required to be filed under the Statutory Trust Statute);

(c)      the  amendment of the  Indenture by a  supplemental  indenture in  circumstances  where the consent of any
         Noteholder is required;

(d)      the  amendment of the  Indenture by a  supplemental  indenture in  circumstances  where the consent of any
         Noteholder  is  not  required  and  such  amendment  materially  adversely  affects  the  interest  of the
         Certificateholders; and

(e)      the  appointment  pursuant to the  Indenture  of a successor  Note  Registrar,  Paying  Agent or Indenture
         Trustee or pursuant to this Trust  Agreement of a successor  Certificate  Registrar or Certificate  Paying
         Agent  or  the  consent  to the  assignment  by the  Note  Registrar,  Paying  Agent,  Indenture  Trustee,
         Certificate  Registrar or Certificate  Paying Agent of its  obligations  under the Indenture or this Trust
         Agreement, as applicable.

Section 4.07.     Action by  Certificateholders  with Respect to Certain Matters.  The Owner Trustee shall not have the power, except upon the direction of  Certificateholders  evidencing not less than a majority of the outstanding
Certificate  Percentage  Interest of the  Certificates,  and with the consent of the Credit Enhancer (so long as no
Credit  Enhancer  Default has occurred and is  continuing),  to (a) remove the Master  Servicer under the Servicing
Agreement  pursuant to Section 7.01 thereof or (b) except as expressly  provided in the Basic  Documents,  sell the
Home Loans after the  termination  of the  Indenture.  The Owner Trustee shall take the actions  referred to in the preceding  sentence  only  upon  written  instructions  signed  by  Certificateholders  evidencing  not less than a majority  of the  outstanding  Certificate  Percentage  Interest  of the  Certificates  and with the consent of the
Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing).

Section 4.08.     Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary  proceeding in bankruptcy  relating to the Trust without the unanimous prior approval of all  Certificateholders  and with the consent of the Credit Enhancer (so long as no Credit Enhancer  Default has occurred and is continuing) and the delivery to the Owner Trustee by each such  Certificateholder  of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

Section 4.09.     Restrictions on  Certificateholders'  Power.  The  Certificateholders  shall not direct the Owner
Trustee  to take or to  refrain  from  taking  any  action if such  action or  inaction  would be  contrary  to any obligation of the Trust or the Owner Trustee under this Trust  Agreement or any of the Basic  Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.     Majority  Control.  Except as  expressly  provided  herein,  any action  that may be taken by the
Certificateholders  under this Trust  Agreement may be taken by the  Certificateholders  evidencing not less than a majority of the outstanding  Certificate  Percentage  Interest of the  Certificates.  Except as expressly  provided herein,  any  written  notice  of the  Certificateholders  delivered  pursuant  to this  Trust  Agreement  shall be effective  if signed by  Certificateholders  evidencing  not less than a majority  of the  outstanding  Certificate
Percentage Interest of the Certificates at the time of the delivery of such notice.

Section 4.11.     Doing  Business  in  Other  Jurisdictions.  Notwithstanding  anything  contained  herein  to  the contrary,  neither  Wilmington  Trust  Company  nor the Owner  Trustee  shall be required to take any action in any jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the appointment of a co-trustee  or separate  trustee in accordance  with Section 9.05 hereof,  (i) require the consent or approval or authorization  or order of or the giving of notice to, or the  registration  with or the taking of any other action in respect of, any state or other  governmental  authority  or agency of any  jurisdiction  other than the State of
Delaware;  (ii)  result in any fee,  tax or other  governmental  charge  under  the laws of the  State of  Delaware becoming payable by Wilmington Trust Company,  or (iii) subject  Wilmington Trust Company to personal  jurisdiction in any  jurisdiction  other than the State of Delaware  for causes of action  arising  from acts  unrelated  to the consummation  of the  transactions  by  Wilmington  Trust  Company  or the  Owner  Trustee,  as the  case  may  be, contemplated hereby.

ARTICLE V

                                            APPLICATION OF TRUST FUNDS

Section 5.01.     Distributions.  (a) On each Payment Date, the  Certificate  Paying Agent shall  distribute to the
Certificateholders  all funds on deposit  in the  Certificate  Distribution  Account  and  available  therefor  (as provided in Section 3.05 of the  Indenture),  as the  Certificate  Distribution  Amount for such Payment Date. Upon termination of the Indenture in accordance with the terms thereof,  distributions  to the  Certificateholder  shall continue to be determined in accordance  with the  provisions for  distributions  in Section 3.05 of the Indenture.
All  distributions  made  pursuant to this Section shall be  distributed  to the  Certificateholders  on a pro rata basis based on the Certificate Percentage Interests thereof.

(b)      In the event that any  withholding  tax is imposed on the  distributions  (or  allocations of income) to a
Certificateholder,  such  tax  shall  reduce  the  amount  otherwise  distributable  to  the  Certificateholder  in accordance  with this Section 5.01.  The  Certificate  Paying Agent is hereby  authorized and directed to retain or cause to be retained  from amounts  otherwise  distributable  to the  Certificateholders  sufficient  funds for the payment of any tax that is legally owed by the Trust (but such  authorization  shall not prevent the Owner  Trustee from  contesting  any such tax in appropriate  proceedings,  and  withholding  payment of such tax, if permitted by law,  pending  the outcome of such  proceedings).  The amount of any  withholding  tax  imposed  with  respect to a
Certificateholder  shall be treated as cash  distributed  to such  Certificateholder  at the time it is withheld by the  Certificate  Paying Agent and remitted to the appropriate  taxing  authority.  If there is a possibility  that
withholding   tax  is  payable  with  respect  to  a   distribution   (such  as  a   distribution   to  a  non-U.S.
Certificateholder),  the Certificate  Paying Agent may in its sole  discretion  withhold such amounts in accordance with this paragraph (b).

(c)      Distributions  to  Certificateholders  shall be subordinated to the creditors of the Trust,  including the
Noteholders.

(d)      Allocations of profits and losses,  as determined  for federal  income tax purposes,  shall be made to the
Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

Section 5.02.     Method  of  Payment.   Subject  to  Section  8.01(c),   distributions  required  to  be  made  to
Certificateholder  on any  Payment  Date as  provided  in Section  5.01 shall be made to the  Certificateholder  of record on the preceding  Record Date either by wire transfer,  in immediately  available  funds,  to the account of such Holder at a bank or other entity having appropriate  facilities therefor, if the Certificateholder  shall have provided to the Certificate  Registrar  appropriate  written  instructions at least five (5) Business Days prior to such Payment Date or, if not, by check mailed to such  Certificateholder  at the address of the Holder appearing in the Certificate Register.

Section 5.03.     Signature  on Returns.  To the extent  required and unless  otherwise  required by law, the Owner
Trustee shall sign on behalf of the Trust the tax returns of the Trust.

Section 5.04.     Statements  to  Certificateholders.  On each Payment  Date,  the  Certificate  Paying Agent shall make available  electronically at www.usbank.com/abs  the statement or statements provided to the Owner Trustee and the  Certificate  Paying Agent by the Master  Servicer  pursuant to Section 4.01 of the  Servicing  Agreement  with respect to such Payment Date.

Section 5.05.     Tax  Reporting.  So long as the  Depositor  or any  affiliate of the  Depositor  owns 100% of the
Certificates  (the  "Original  Certificateholder"),  then no  separate  federal  and state  income tax  returns and information  returns or statements  will be filed with respect to the Trust and a federal  employer  identification number  shall  not be  applied  for  from  the  IRS.  If the  Original  Certificateholder  is no  longer  the  sole
Certificateholder  and the  Certificates  are held by the  Original  Certificateholder  and one or more persons for federal income tax purposes,  the subsequent  holders of the  Certificates  by their  acceptance  hereof,  agree to
appoint  the  Original   Certificateholder   as  their  agent  for  the  tax  matters   partner  and  the  Original
Certificateholder,  as agent for such  holders,  agrees to  perform  (itself  or  through  its  agent)  all  duties necessary  to comply with  federal and state  income tax laws  including  but not limited to applying for a federal employer identification number and filing tax returns.

ARTICLE VI

                                           CONCERNING THE OWNER TRUSTEE

Section 6.01.     Acceptance  of Trusts and  Duties.  The Owner  Trustee  accepts  the trusts  hereby  created  and agrees to  perform  its  duties  hereunder  with  respect  to such  trusts  but only  upon the terms of this  Trust
Agreement.  The Owner  Trustee  and the  Certificate  Paying  Agent also  agree to  disburse  all  moneys  actually received by it  constituting  part of the Owner Trust Estate upon the terms of the Basic  Documents  and this Trust
Agreement.  The Owner Trustee shall not be answerable or  accountable  hereunder or under any Basic  Document under any circumstances,  except (i) for its own willful misconduct,  negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly made by the Owner  Trustee.  In  particular,  but not by way of limitation  (and subject to the  exceptions set forth in the preceding sentence):

(a)      No provision of this Trust  Agreement or any Basic  Document  shall require the Owner Trustee to expend or risk funds or otherwise  incur any financial  liability in the  performance of any of its rights,  duties or powers hereunder  or under any Basic  Document if the Owner  Trustee  shall have  reasonable  grounds for  believing  that repayment  of such  funds or  adequate  indemnity  against  such risk or  liability  is not  reasonably  assured or provided to it;

(b)      Under no circumstances  shall the Owner Trustee be liable for  indebtedness  evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(c)      The Owner  Trustee  shall not be  responsible  for or in respect of the  validity or  sufficiency  of this
Trust  Agreement  or for the due  execution  hereof  by the  Depositor  or for the  form,  character,  genuineness, sufficiency,  value or  validity  of any of the  Owner  Trust  Estate,  or for or in  respect  of the  validity  or sufficiency of the Basic Documents,  the Notes, the  Certificates,  other than the certificate of authentication on the  Certificates,  if executed by the Owner  Trustee and the Owner  Trustee  shall in no event assume or incur any liability,  duty, or obligation to any  Noteholder or to any  Certificateholder,  other than as expressly  provided for herein or expressly agreed to in the Basic Documents;

(d)      The execution,  delivery,  authentication  and  performance by it of this Trust Agreement will not require the  authorization,  consent or  approval  of, the giving of notice  to, the filing or  registration  with,  or the taking of any other action with respect to, any governmental authority or agency;

(e)      The Owner  Trustee  shall not be liable for the default or  misconduct  of the  Depositor,  the  Indenture
Trustee or the Master  Servicer  under any of the Basic  Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the  obligations of the Trust under this Trust  Agreement or the Basic Documents that are required to be performed by the  Indenture  Trustee  under the Indenture or the Seller under the Home Loan
Purchase Agreement; and

(f)      The Owner  Trustee  shall be under no  obligation  to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to  institute,  conduct  or defend  any  litigation  under this Trust
Agreement or  otherwise or in relation to this Trust  Agreement  or any Basic  Document,  at the request,  order or direction  of any of the  Certificateholders,  unless such  Certificateholders  have  offered to the Owner  Trustee security or indemnity  satisfactory to it against the costs,  expenses and liabilities  that may be incurred by the
Owner Trustee  therein or thereby.  The right of the Owner Trustee to perform any  discretionary  act enumerated in this Trust  Agreement or in any Basic  Document  shall not be construed as a duty,  and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

Section 6.02.     Furnishing of Documents.  The Owner  Trustee shall furnish to the  Securityholders  promptly upon receipt  of a  written  reasonable  request  therefor,  duplicates  or copies of all  reports,  notices,  requests, demands,  certificates,  financial  statements  and any other  instruments  furnished  to the Trust under the Basic
Documents.

Section 6.03.     Representations  and  Warranties.  The  Owner  Trustee  hereby  represents  and  warrants  to the
Depositor, for the benefit of the Certificateholders, that:

(a)      It is a banking  corporation  duly  organized and validly  existing in good standing under the laws of the
         State of Delaware.  It has all requisite  corporate  power and  authority to execute,  deliver and perform its obligations under this Trust Agreement;

(b)      It has taken all  corporate  action  necessary to authorize the execution and delivery by it of this Trust
         Agreement,  and this Trust  Agreement  will be executed  and  delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

(c)      Neither the execution nor the delivery by it of this Trust  Agreement,  nor the  consummation by it of the transactions  contemplated  hereby nor  compliance by it with any of the terms or  provisions  hereof will contravene  any federal or Delaware law,  governmental  rule or regulation  governing the banking or trust powers of the Owner Trustee or any judgment or order  binding on it, or  constitute  any default under its charter documents or bylaws or any indenture,  mortgage,  contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)      This Trust  Agreement,  assuming due  authorization,  execution  and delivery by the Owner Trustee and the
         Depositor,  constitutes a valid,  legal and binding obligation of the Owner Trustee,  enforceable  against it in accordance  with the terms hereof  subject to  applicable  bankruptcy,  insolvency,  reorganization, moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(e)      The Owner  Trustee  is not in  default  with  respect  to any  order or decree of any court or any  order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Owner Trustee or its properties or might have consequences  that would materially  adversely affect its performance hereunder; and

(f)      No litigation is pending or, to the best of the Owner Trustee's  knowledge,  threatened  against the Owner
         Trustee which would prohibit its entering into this Trust  Agreement or performing its  obligations  under this Trust Agreement.

Section 6.04.     Reliance;  Advice of  Counsel.  (a) The  Owner  Trustee  shall  incur no  liability  to anyone in acting upon any signature,  instrument, notice, resolution, request, consent, order, certificate,  report, opinion, bond, or other  document or paper  believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner  Trustee may accept a certified  copy of a  resolution  of the board of  directors  or other governing  body of any corporate  party as conclusive  evidence that such  resolution has been duly adopted by such body and that the same is in full  force and  effect.  As to any fact or matter  the  method  of  determination  of which is not specifically  prescribed  herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the  president or any vice  president or by the  treasurer or other  authorized  officers of the relevant party,  as to such fact or matter and such  certificate  shall  constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)      In the  exercise  or  administration  of the Trust  hereunder  and in the  performance  of its  duties and obligations  under this Trust Agreement or the Basic  Documents,  the Owner Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees  (including  persons acting under a power of attorney)  pursuant to agreements  entered into with any of them,  and the Owner Trustee shall not be liable for the conduct or misconduct of such agents,  attorneys,  custodians or nominees  (including  persons  acting under a power of attorney) if such persons  have been  selected  by the Owner  Trustee  with  reasonable  care,  and (ii) may  consult  with  counsel, accountants  and other  skilled  persons to be selected with  reasonable  care and employed by it at the expense of the Trust.  The Owner  Trustee  shall not be liable for anything  done,  suffered or omitted in good faith by it in accordance  with the opinion or advice of any such counsel,  accountants  or other such Persons and not contrary to this Trust Agreement or any Basic Document.

Section 6.05.     Not Acting in  Individual  Capacity.  Except as provided in this  Article  VI, in  accepting  the trusts hereby  created  Wilmington  Trust Company acts solely as Owner Trustee  hereunder and not in its individual capacity,  and all Persons  having any claim against the Owner Trustee by reason of the  transactions  contemplated by this  Trust  Agreement  or any  Basic  Document  shall  look only to the  Owner  Trust  Estate  for  payment  or satisfaction thereof.

Section 6.06.     Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained herein and in the  Certificates  (other than the  signatures of the Owner Trustee on the  Certificates)  shall be taken as the statements of the Depositor,  and the Owner Trustee  assumes no  responsibility  for the  correctness  thereof.
The Owner  Trustee makes no  representations  as to the validity or  sufficiency  of this Trust  Agreement,  of any
Basic Document or of the Certificates  (other than the signatures of the Owner Trustee on the  Certificates) or the
Notes, or of any Related  Documents.  The Owner Trustee shall at no time have any  responsibility or liability with respect to the  sufficiency  of the Owner Trust Estate or its ability to generate the payments to be distributed to
Certificateholders  under this Trust Agreement or the Noteholders  under the Indenture,  including,  the compliance by the  Depositor  or the Seller  with any  warranty  or  representation  made under any Basic  Document  or in any related document or the accuracy of any such warranty or  representation,  or any action of the Certificate  Paying
Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.07.     Owner Trustee May Own  Certificates  and Notes.  The Owner Trustee in its individual or any other capacity  may become the owner or pledgee of  Certificates  or Notes and may deal with the  Depositor,  the Seller, the Certificate  Paying Agent, the Certificate  Registrar and the Indenture  Trustee in transactions  with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII

                                           COMPENSATION OF OWNER TRUSTEE

Section 7.01.     Owner  Trustee's  Fees and Expenses.  The Owner Trustee  shall  receive as  compensation  for its services  hereunder  such fees as have been  separately  agreed upon before the date hereof,  and the Owner Trustee shall be reimbursed for its reasonable  expenses hereunder and under the Basic Documents,  including the reasonable compensation,  expenses  and  disbursements  of such  agents,  representatives,  experts  and  counsel as the Owner
Trustee  may  reasonably  employ in  connection  with the  exercise  and  performance  of its rights and its duties hereunder and under the Basic Documents  which shall be payable by the Master Servicer  pursuant to Section 3.09 of the Servicing Agreement.

Section 7.02.     Indemnification.  The  Master  Servicer  shall  indemnify,  defend  and hold  harmless  the Owner
Trustee as provided in Section 6.06 of the Servicing Agreement.

ARTICLE VIII

                                          TERMINATION OF TRUST AGREEMENT

Section 8.01.     Termination  of Trust  Agreement.  (a) This Trust  Agreement  (other than this Article  VIII) and the Trust shall  terminate and be of no further force or effect upon the earliest of (i) the final  distribution of all moneys or other  property or proceeds of the Owner Trust Estate in  accordance  with the terms of the Indenture and this Trust  Agreement,  (ii) the Payment Date in March 2037,  or (iii) the  purchase by the Master  Servicer of all Home Loans pursuant to Section 8.08(a) of the Servicing Agreement.  The bankruptcy,  liquidation,  dissolution, death or incapacity of any  Certificateholder  shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle  such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or  proceeding  in any  court for a  partition  or  winding  up of all or any part of the Trust or the Owner
Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)      Except as provided in Section 8.01(a),  neither the Depositor nor any Certificateholder  shall be entitled to revoke or terminate the Trust.

(c)      Notice of any termination of the Trust,  specifying the Payment Date upon which  Certificateholders  shall surrender  their  Certificates  to the  Certificate  Paying  Agent  for  payment  of  the  final  distribution  and cancellation,  shall be given by the  Certificate  Paying  Agent by letter  to  Certificateholders  and the  Credit
Enhancer  mailed within five (5) Business  Days of receipt of notice of such  termination  from the Owner  Trustee, stating (i) the Payment Date upon or with  respect to which final  payment of the  Certificates  shall be made upon presentation  and surrender of the Certificates at the office of the Certificate  Paying Agent therein  designated,
(ii) the amount of any such final  payment  and (iii) that the Record Date  otherwise  applicable  to such  Payment
Date is not  applicable,  payments  being made only upon  presentation  and  surrender of the  Certificates  at the office of the Certificate  Paying Agent therein  specified.  The Certificate Paying Agent shall give such notice to the Owner  Trustee  and the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  Upon presentation  and surrender of the  Certificates,  the  Certificate  Paying Agent shall cause to be  distributed to
Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the  Certificateholders  shall not surrender their  Certificates for cancellation within six months after the date specified in the above  mentioned  written notice,  the  Certificate  Paying Agent shall give a second  written  notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for cancellation and receive the final  distribution  with respect thereto.  Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the  Certificates  was to have been made pursuant to Section 3.10, all the  Certificates  shall not have been  surrendered for  cancellation, the Certificate  Paying Agent may take  appropriate  steps, or may appoint an agent to take  appropriate  steps, to contact the remaining  Certificateholders  concerning  surrender of their Certificates,  and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust  Agreement.  Any funds  remaining in the Certificate  Distribution  Account after exhaustion of such remedies shall be distributed by the Certificate
Paying Agent to the holder of the majority of the Certificate Percentage Interest of the Certificates.

(d)      Upon the winding up of the Trust and its  termination,  the Owner Trustee shall cause the  Certificate  of
Trust to be cancelled by filing a certificate of  cancellation  with the Secretary of State in accordance  with the provisions of Section 3810(c) of the Statutory Trust Statute.

ARTICLE IX

                              SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01.     Eligibility  Requirements  for  Owner  Trustee.  The  Owner  Trustee  shall  at  all  times  be a corporation  satisfying the provisions of Section  3807(a) of the Statutory  Trust Statute;  authorized to exercise corporate trust powers;  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by  federal  or state  authorities;  and  having  (or  having a parent  that has)  long-term  debt obligations  with a rating of at least A by Moody's and/or  Standard & Poor's.  If such  corporation  shall publish reports of condition at least  annually  pursuant to law or to the  requirements  of the aforesaid  supervising  or examining  authority,  then for the purpose of this Section,  the combined  capital and surplus of such corporation shall be deemed to be its  combined  capital  and surplus as set forth in its most recent  report of  condition  so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions of this Section  9.01,  the Owner  Trustee  shall resign  immediately  in the manner and with the effect  specified in
Section 9.02.

Section 9.02.     Replacement  of Owner  Trustee.  The Owner Trustee may at any time resign and be discharged  from the  trusts  hereby  created by giving 30 days'  prior  written  notice  thereof  to the  Credit  Enhancer  and the
Depositor.  Upon receiving such notice of  resignation,  the Indenture  Trustee shall promptly  appoint a successor
Owner Trustee with the written consent of the Credit  Enhancer (so long as no Credit Enhancer  Default has occurred and is continuing),  which consent shall not be unreasonably  withheld,  by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning  Owner  Trustee and one copy to the successor  Owner
Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the  resigning  Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance  with the provisions of Section
9.01 and shall fail to resign  after  written  request  therefor by the  Indenture  Trustee,  or if at any time the
Owner Trustee  shall be legally  unable to act, or shall be adjudged  bankrupt or  insolvent,  or a receiver of the
Owner  Trustee or of its property  shall be  appointed,  or any public  officer shall take charge or control of the
Owner Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or liquidation,  then the Indenture  Trustee may with the written consent of the Credit  Enhancer (so long as no Credit Enhancer  Default has occurred  and is  continuing),  which  consent  shall not be  unreasonably  withheld,  and shall at the written direction  of the Credit  Enhancer,  remove the Owner  Trustee.  If the  Indenture  Trustee  shall remove the Owner
Trustee under the authority of the immediately  preceding sentence,  the Indenture Trustee shall promptly appoint a successor Owner Trustee acceptable to the Credit Enhancer by written  instrument,  in duplicate,  one copy of which instrument  shall be  delivered  to the  outgoing  Owner  Trustee so removed  and one copy to the  successor  Owner
Trustee,  and shall pay all fees owed to the  outgoing  Owner  Trustee.  Any  resignation  or  removal of the Owner
Trustee and  appointment of a successor  Owner Trustee  pursuant to any of the provisions of this Section shall not become  effective  until  acceptance of appointment by the successor  Owner Trustee  pursuant to  Section 9.03  and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.     Successor  Owner Trustee.  Any successor Owner Trustee  appointed  pursuant to Section 9.02 shall execute,  acknowledge  and deliver to the  Indenture  Trustee and to its  predecessor  Owner  Trustee an instrument accepting  such  appointment  under  this  Trust  Agreement,  and  thereupon  the  resignation  or  removal  of the predecessor Owner Trustee shall become effective,  and such successor Owner Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor under this Trust  Agreement,  with like effect as if  originally  named as Owner  Trustee.  The  predecessor  Owner
Trustee  shall upon payment of its fees and expenses  deliver to the  successor  Owner  Trustee all  documents  and statements and monies held by it under this Trust  Agreement;  and the predecessor  Owner Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor  Owner Trustee shall accept  appointment  as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon  acceptance  of  appointment  by a  successor  Owner  Trustee  pursuant  to this  Section  9.03,  the
Indenture  Trustee shall mail notice thereof to all  Certificateholders,  the Noteholders and the Rating  Agencies.
If the  Indenture  Trustee shall fail to mail such notice within 10 days after  acceptance of such  appointment  by the successor  Owner  Trustee,  the successor  Owner Trustee shall cause such notice to be mailed at the expense of the Issuer.

Section 9.04.     Merger or  Consolidation  of Owner  Trustee.  Any  Person  into  which the Owner  Trustee  may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or consolidation  to which the Owner Trustee shall be a party, or any Person  succeeding to all or  substantially  all of the corporate  trust  business of the Owner  Trustee,  shall be the  successor of the Owner  Trustee  hereunder, without the  execution  or filing of any  instrument  or any further act on the part of any of the parties  hereto, anything  herein to the  contrary  notwithstanding;  provided,  that such  Person  shall be  eligible  pursuant  to
Section 9.01 and,  provided,  further,  that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.     Appointment  of  Co-Trustee or Separate  Trustee.  Notwithstanding  any other  provisions of this
Trust  Agreement,  at any time, for the purpose of meeting any legal  requirements of any jurisdiction in which any part of the Owner  Trust  Estate  may at the time be  located,  the Owner  Trustee  shall  have the power and shall execute and deliver all  instruments  to appoint one or more Persons to act as  co-trustee,  jointly with the Owner
Trustee,  or as separate  trustee or trustees,  of all or any part of the Owner Trust  Estate,  and to vest in such
Person,  in such  capacity,  such title to the Trust or any part thereof and,  subject to the other  provisions  of this Section, such powers,  duties,  obligations,  rights and trusts as the Owner Trustee may consider necessary or desirable.  No co-trustee or separate  trustee  under this Trust  Agreement  shall be required to meet the terms of eligibility  as a  successor  Owner  Trustee  pursuant  to  Section  9.01 and no notice of the  appointment  of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      All  rights,  powers,  duties  and  obligations  conferred  or  imposed  upon the Owner  Trustee  shall be conferred  upon and exercised or performed by the Owner  Trustee and such  separate  trustee or co-trustee jointly  (it  being  understood  that  such  separate  trustee  or  co-trustee  is not  authorized  to act separately  without  the Owner  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed,  the Owner Trustee shall be incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of title to the Owner Trust Estate or any portion  thereof in any such jurisdiction)  shall be exercised and performed singly by such separate trustee or co-trustee,  but solely at the direction of the Owner Trustee;

(b)      No trustee under this Trust Agreement  shall be personally  liable by reason of any act or omission of any other trustee under this Trust Agreement;

(c)      The  Owner  Trustee  may at any  time  accept  the  resignation  of or  remove  any  separate  trustee  or co-trustee; and

(d)      All steps  have been  taken  prior to any such  appointment  to  perfect  any  security  interest  granted pursuant to the Indenture.

         Any notice,  request or other  writing  given to the Owner  Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or  co-trustee  shall refer to this Trust  Agreement  and the  conditions of this
Article.  Each separate trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its  instrument  of  appointment,  either  jointly with the Owner  Trustee or separately,  as may be  provided  therein,  subject to all the  provisions  of this Trust  Agreement,  specifically including  every  provision of this Trust  Agreement  relating to the conduct of,  affecting  the  liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any  separate  trustee  or  co-trustee  may at any  time  appoint  the  Owner  Trustee  as  its  agent  or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts  shall  vest in and be  exercised  by the  Owner  Trustee,  to the  extent  permitted  by law,  without  the appointment of a new or successor co-trustee or separate trustee.

ARTICLE X

                                                   MISCELLANEOUS

Section 10.01.    Amendments.  (a) This Trust  Agreement  may be amended  from time to time by the  parties  hereto as specified in this Section 10.01,  provided that any amendment,  except as provided in subparagraph (e) below, be accompanied  by an Opinion of Counsel to the Owner Trustee to the effect that such  amendment (i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax.

(b)      If the  purpose  of the  amendment  (as  detailed  therein)  is to  correct  any  mistake,  eliminate  any inconsistency,  cure any ambiguity or deal with any matter not covered  (i.e.,  to give effect to the intent of the parties),  it shall not be  necessary  to obtain  the  consent  of any  Holders,  but the  Owner  Trustee  shall be furnished  with (A) a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or withdrawal  of the rating then  assigned to any Security if  determined  without  regard to the Credit  Enhancement
Instrument  and (B) an Opinion of Counsel to the effect that such action will not adversely  affect in any material respect  the  interests  of any  Holders  and the  consent of the Credit  Enhancer  (so long as no Credit  Enhancer
Default has occurred and is continuing) shall be obtained.

(c)      If the purpose of the  amendment  is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding  (i.e.,  technical in nature),  it shall not be necessary to obtain the consent of any Holder,  but the Owner Trustee shall be furnished  with an Opinion of Counsel that such  amendment is necessary or helpful to prevent the imposition of such taxes and is not  materially  adverse to any Holder and the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) shall be obtained.

(d)      If the purpose of the  amendment  is to add or eliminate  or change any  provision of the Trust  Agreement other  than as  contemplated  in (b) and (c) above,  the  amendment  shall  require  (A) the  consent of the Credit
Enhancer (so long as no Credit  Enhancer  Default has occurred and is continuing)  and an Opinion of Counsel to the effect that such action will not  adversely  affect in any  material  respect the  interests of any Holders and (B)
either (a) a letter from the Rating  Agencies that the amendment  will not result in the  downgrading or withdrawal of the rating then assigned to any Security if determined  without regard to the Credit  Enhancement  Instrument or
(b) the consent of Holders of  Certificates  evidencing a majority of the  Certificate  Percentage  Interest of the
Certificates and the Indenture Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of,  payments  received that are required to be distributed  on any  Certificate without  the  consent of the  related  Certificateholder  and the Credit  Enhancer,  or (ii)  reduce the  aforesaid percentage  of  Certificates  the  Holders of which are  required  to consent to any such  amendment,  without  the consent of the Holders of all such Certificates then outstanding.

(e)      If the purpose of the  amendment is to provide for the holding of any of the  Certificates  in  book-entry form,  it shall  require the  consent of Holders of all such  Certificates  then  outstanding;  provided,  that the
Opinion of Counsel specified in subparagraph (a) above shall not be required.

(f)      If the purpose of the  amendment is to provide for the issuance of  additional  certificates  representing an interest in the Trust,  it shall not be  necessary  to obtain the consent of any Holder,  but the Owner  Trustee shall be furnished  with (A) an Opinion of Counsel to the effect that such action will not adversely  affect in any material  respect the interests of any Holders and (B) a letter from the Rating  Agencies  that the amendment  will not result in the  downgrading  or withdrawal of the rating then  assigned to any Security,  if determined  without regard to the Credit  Enhancement  Instrument and the consent of the Credit Enhancer (so long as no Credit Enhancer
Default has occurred and is continuing) shall be obtained.

(g)      Promptly  after the execution of any such  amendment or consent,  the Owner Trustee shall furnish  written notification of the substance of such amendment or consent to each  Certificateholder,  the Indenture Trustee,  the
Credit Enhancer and each of the Rating  Agencies.  It shall not be necessary for the consent of  Certificateholders or the Indenture  Trustee  pursuant to this Section 10.01 to approve the particular form of any proposed  amendment or consent,  but it shall be  sufficient  if such  consent  shall  approve  the  substance  thereof.  The manner of obtaining such consents (and any other consents of  Certificateholders  provided for in this Trust  Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the  execution  thereof by  Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(h)      In connection  with the  execution of any amendment to any agreement to which the Trust is a party,  other than this Trust  Agreement,  the Owner Trustee shall be entitled to receive and  conclusively  rely upon an Opinion of  Counsel  to the effect  that such  amendment  is  authorized  or  permitted  by the  documents  subject to such amendment and that all conditions  precedent in the Basic  Documents for the execution and delivery  thereof by the
Trust or the Owner Trustee, as the case may be, have been satisfied.

(i)      Any  amendment to this Trust  Agreement  affecting  the rights,  duties and  obligations  of the Indenture
Trustee,  Certificate  Registrar or the Certificate Paying Agent shall be consented to by such party and such party shall be an addressee on any Opinion of Counsel and receive any rating letter provided in connection therewith.

         Promptly after the execution of any amendment to the  Certificate of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

Section 10.02.    No Legal Title to Owner Trust Estate.  The  Certificateholders  shall not have legal title to any part of the Owner Trust Estate.  The  Certificateholders  shall be entitled to receive  distributions  with respect to their  undivided  beneficial  interest  therein only in accordance  with  Articles V and VIII.  No transfer,  by operation  of law or  otherwise,  of any  right,  title  or  interest  of the  Certificateholders  to and in  their ownership  interest in the Owner  Trust  Estate  shall  operate to  terminate  this Trust  Agreement  or the trusts hereunder or entitle any  transferee  to an  accounting  or to the transfer to it of legal title to any part of the
Owner Trust Estate.

Section 10.03.    Limitations  on Rights  of  Others.  Except  for  Section  2.07,  the  provisions  of this  Trust
Agreement  are solely for the benefit of the Owner  Trustee,  the  Depositor,  the  Certificateholders,  the Credit
Enhancer and, to the extent expressly  provided herein,  the Indenture Trustee and the Noteholders,  and nothing in this Trust  Agreement  (other than Section  2.07),  whether  express or implied,  shall be construed to give to any other  Person any legal or  equitable  right,  remedy or claim in the Owner Trust  Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

Section 10.04.    Notices.  (a)  Unless  otherwise  expressly  specified  or  permitted  by the terms  hereof,  all notices  shall be in  writing  and shall be deemed  given  upon  receipt,  if to the Owner  Trustee,  addressed  to
Wilmington  Trust  Company,  Corporate  Trust  Administration,  Rodney  Square  North,  1100 North  Market  Street,
Wilmington,  Delaware 19890, Attention:  Corporate Trust Administration;  if to the Indenture Trustee, addressed to
LaSalle Bank National  Association,  Global  Securities  and Trust Services 135 S. LaSalle St., Suite 1511 Chicago,
IL 60603,  Attention:  Global  Securities and Trust Services,  RFMSII 2007-HI1,  if to the Depositor,  addressed to
Residential  Funding  Mortgage  Securities  II, Inc.,  8400  Normandale  Lake  Boulevard,  Suite 250,  Minneapolis,
Minnesota 55437; if to the Credit Enhancer,  addressed to Financial Guaranty  Insurance  Company,  125 Park Avenue,
New York, New York 10017, Attention:  Structured Finance Surveillance (Home Loan Trust 2007-HI1);  if to the Rating
Agencies,  addressed to Moody's Investors Service,  Inc., 99 Church Street, 4th Floor, New York, New York 10001 and
Standard  & Poor's,  55 Water  Street - 41st  Floor,  New  York,  New York  10041,  Attention:  Structured  Finance
Department  - MBS or, as to each party,  at such other  address as shall be  designated  by such party in a written notice to each other party.

(b)      Any notice required or permitted to be given to a  Certificateholder  shall be given by first-class  mail, postage prepaid,  at the address of such Holder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed in this Trust Agreement  shall be  conclusively  presumed to have been duly given,  whether or not the Certificateholder receives such notice.

(c)      A copy of any  notice  delivered  to the  Owner  Trustee  or the  Trust  shall  also be  delivered  to the
Depositor.

Section 10.05.    Severability.  Any provision of this Trust Agreement that is prohibited or  unenforceable  in any jurisdiction  shall, as to such jurisdiction,  be ineffective to the extent of such prohibition or unenforceability without  invalidating  the  remaining  provisions  hereof,  and any such  prohibition  or  unenforceability  in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06.    Separate  Counterparts.  This Trust  Agreement may be executed by the parties  hereto in separate counterparts,  each of which when so executed and delivered shall be an original,  but all such counterparts  shall together constitute but one and the same instrument.

Section 10.07.    Successors and Assigns.  All  representations,  warranties,  covenants and  agreements  contained herein  shall be binding  upon,  and inure to the  benefit  of, each of the  Depositor,  the Owner  Trustee and its successors and each  Certificateholder  and its successors and permitted  assigns,  all as herein  provided and the
Credit  Enhancer.  Any  request,  notice,   direction,   consent,  waiver  or  other  instrument  or  action  by  a
Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 10.08.    No   Petition.   The  Owner   Trustee,   by  entering   into  this  Trust   Agreement   and  each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against  the  Depositor  or the  Trust,  or join in any  institution  against  the  Depositor  or the Trust of, any bankruptcy  proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligations with respect to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

Section 10.09.    No  Recourse.   Each  Certificateholder  by  accepting  a  Certificate   acknowledges  that  such
Certificateholder's  Certificates  represent  beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor,  the Seller, the Owner Trustee,  the Indenture Trustee or any Affiliate thereof and no  recourse  may be had  against  such  parties  or their  assets,  except  as may be  expressly  set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

Section 10.10.    Headings.  The  headings of the various  Articles  and  Sections  herein are for  convenience  of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.    GOVERNING  LAW.  THIS TRUST  AGREEMENT  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE
STATE OF DELAWARE,  WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS AND REMEDIES
OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12.    Integration.  This Trust  Agreement  constitutes  the entire  agreement  among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 10.13.    Rights of Credit Enhancer to Exercise Rights of Certificateholders.

(a)      By  accepting  its  Certificate,  each  Certificateholder  agrees  that unless a Credit  Enhancer  Default exists,  the Credit  Enhancer  shall have the right to  exercise  all rights of the  Certificateholders  under this
Trust Agreement  without any further consent of the  Certificateholders.  Nothing in this Section,  however,  shall alter or modify in any way, the fiduciary  obligations of the Owner Trustee to the  Certificateholders  pursuant to this Trust Agreement,  or create any fiduciary  obligation of the Owner Trustee to the Credit Enhancer.  The Credit
Enhancer is an express third-party beneficiary to this Agreement.

(b)      From and after the date on which the Notes are no longer  outstanding  under the  Indenture and no amounts are owed to the Credit  Enhancer  pursuant to the terms of the Insurance  Agreement,  including but not limited to, amounts owed to the Credit  Enhancer in respect of draws made on the Credit  Enhancement  Instrument and for unpaid premiums,  the  Credit  Enhancer  shall  have no rights or  benefits  hereunder  and all  references  to the Credit
Enhancer in this Trust Agreement shall be disregarded.

ARTICLE XI

                                           COMPLIANCE WITH REGULATION AB

Section 11.01.    Intent of the Parties;  Reasonableness.  The  Depositor  and the Owner  Trustee  acknowledge  and agree that the purpose of this Article XI is to  facilitate  compliance  by the  Depositor  with the  provisions of
Regulation AB and related rules and  regulations of the  Commission.  The Depositor shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission under the Securities Act and the Exchange Act. The Owner Trustee  acknowledges that  interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  reasonable  requests  made by the  Depositor in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of Regulation  AB. The
Owner  Trustee  shall  cooperate  in good  faith  with any  reasonable  request by the  Depositor  for  information regarding  the Owner  Trustee that is necessary or required,  in the  reasonable  good faith  determination  of the
Depositor, to permit the Depositor to comply with the provisions of Regulation AB.

Section 11.02.    Additional Representations and Warranties of the Owner Trustee.

(a)      The Owner  Trustee  shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which  information is provided to the Depositor under  Sections 11.01,  11.02(b) or 11.03 that, except as  disclosed  in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any  default,  early  amortization  or  other  performance  triggering  event  has  occurred  as to any  other
Securitization  Transaction  due to any default of the Owner  Trustee;  (ii) there are no aspects of its  financial condition that could have a material  adverse  effect on the  performance  by it of its trustee  obligations  under this Trust  Agreement or any other  Securitization  Transaction  as to which it is the trustee;  (iii) there are no material  legal or  governmental  proceedings  pending  (or  known to be  contemplated)  against  it that  would be material  to  Noteholders;  (iv) there are no  relationships  or  transactions  (as  described  in Item  1119(b) of
Regulation  AB)  relating to the Owner  Trustee  with respect to the  Depositor  or any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated by this Trust  Agreement,  as  identified  by the  Depositor to the Owner Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and that are material to the investors'  understanding  of the Notes; and (v) the Owner Trustee is not an affiliate
(as  contemplated  by Item 1119(a) of Regulation  AB) of any  Transaction  Party.  The  Depositor  shall notify the
Owner  Trustee of any change in the  identity  of a  Transaction  Party  after the  Closing  Date at least five (5)
Business Days prior to January 31 of each calendar year.

(b)      If so requested by the Depositor on any date following the Closing Date,  the Owner Trustee shall,  within five (5)  Business  Days  following  such  request,  confirm in writing  the  accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor  shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 11.03.    Information to Be Provided by the Owner Trustee.

(a)      For so long as the  Notes are  outstanding,  for the  purpose  of  satisfying  the  Depositor's  reporting obligation  under the Exchange  Act with  respect to any class of Notes,  the Owner  Trustee  shall  provide to the
Depositor a written  description of (i) the  commencement  of, a material  development  in or, if  applicable,  the termination  of, any and all legal  proceedings  against the Owner Trustee or any and all  proceedings of which any property  of the  Owner  Trustee  is the  subject,  that  would  be  material  to  Noteholders;  and  (ii) any such proceedings  known to be  contemplated  by  governmental  authorities  that would be material to  Noteholders.  The
Owner  Trustee shall also notify the  Depositor,  in writing,  as promptly as  practicable  following  notice to or discovery by a Responsible  Officer of the Owner Trustee of any material  changes to  proceedings  described in the preceding  sentence.  In addition,  the Owner  Trustee will furnish to the  Depositor,  in writing,  the  necessary disclosure  regarding the Owner Trustee  describing  such  proceedings  required to be disclosed under Item 1117 of
Regulation  AB, for inclusion in reports  filed by or on behalf of the Depositor  pursuant to the Exchange Act. The
Depositor will allow the Owner Trustee to review any disclosure  relating to material  litigation against the Owner
Trustee prior to filing such  disclosure  with the Commission to the extent the Depositor  changes the  information provided by the Owner Trustee.  Any  descriptions  required with respect to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this Section  11.03(a) shall be given no later than five (5) Business
Days prior to the Determination Date following the month in which the relevant event occurs.

(b)      For so long as the  Notes are  outstanding,  for the  purpose  of  satisfying  the  Depositor's  reporting obligation  under the Exchange  Act with  respect to any class of Notes,  the Owner  Trustee  shall,  no later than
January 31 of each calendar  year,  (i) provide to the Depositor  such  information  regarding the Owner Trustee as is required for the purpose of compliance  with Item 1119 of Regulation AB;  provided,  however,  the Owner Trustee shall not be required to provide  such  information  in the event that there has been no change to the  information previously  provided by the Owner Trustee to the Depositor;  and (ii) as promptly as practicable  following  notice to or discovery by a Responsible  Officer of the Owner Trustee of any changes to such  information,  provide to the
Depositor,  in writing,  such updated  information.  Such information shall include, at a minimum, a description of any  affiliation  between the Owner  Trustee and any of the  following  parties to the  Securitization  Transaction contemplated by this Trust  Agreement,  as such parties and their affiliates are identified to the Owner Trustee by the Depositor in connection with the closing of each  Securitization  Transaction or, if there has been a change in any such party,  as such party is  identified  by the  Depositor in a written  notice to the Owner Trustee at least five (5) Business Days prior to January 31 of each calendar year:

(i)      the sponsor;

(ii)     any depositor;

(iii)    the issuing entity;

(iv)     any servicer;

(v)      any other trustee;
(vi)     any originator;

(vii)    any significant obligor;

(viii)   any enhancement or support provider; and

(ix)     any other material party related to any Securitization Transaction.

         In addition,  the Owner Trustee  shall  provide a  description  of whether there is, and if so the general character of, any business  relationship,  agreement,  arrangement,  transaction or understanding between the Owner
Trustee and any  above-listed  party that is entered into  outside the  ordinary  course of business or is on terms other than  would be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart from the
Securitization  Transaction contemplated by this Trust Agreement,  that currently exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

(c)      As of the related  Payment  Date with  respect to each Report on Form 10-D with respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15 preceding  the date each Report on Form 10-K with respect to the Notes is filed,  the Owner  Trustee shall be deemed to represent  and warrant that any  information  previously provided  by the  Owner  Trustee  under  this  Article  XI is  materially  correct  and does not have any  material omissions unless the Owner Trustee has provided an update to such information.

Section 11.04.    Indemnification; Remedies.

(a)      The Owner Trustee shall  indemnify the Depositor,  each affiliate of the  Depositor,  the Master  Servicer and each affiliate of the Master Servicer,  and the respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them  harmless  from and against any claims,  losses, liabilities (including  penalties),  actions,  suits,  judgments,  demands,  damages, costs and expenses (including reasonable  fees and expenses of attorneys  or, as  necessary,  consultants  and auditors and  reasonable  costs of investigations) that any of them may sustain arising out of or based upon:

(i)      (A) any untrue  statement of a material  fact  contained  or alleged to be  contained in any  information, report,  certification  or other  material  provided  under  this  Article XI by or on behalf of the Owner
         Trustee  (collectively,  the "Owner  Trustee  Information"),  or (B) the  omission or alleged  omission to state in the Owner  Trustee  Information  a  material  fact  required  to be  stated in the Owner  Trustee
         Information  or  necessary  in order to make the  statements  therein,  in the light of the  circumstances under which they were made, not misleading; or

(ii)     any failure by the Owner  Trustee to deliver any  information,  report,  certification  or other  material when and as required under this Article XI.

(b)      In the case of any  failure  of  performance  described  in clause  (ii) of  Section  11.04(a),  the Owner
Trustee shall (i) promptly  reimburse the Depositor for all costs reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification  or other  material not delivered by the Owner Trustee as required and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master  Servicer  shall  indemnify the Owner  Trustee,  each  affiliate of the Owner
Trustee and the respective present and former directors,  officers,  employees and agents of the Owner Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided under this Trust  Agreement by or on behalf of the Depositor or the Master  Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the "RFC  Information"),  or
(ii) the omission or alleged  omission to state in the RFC  Information  a material  fact  required to be stated in the RFC Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

(d)      Notwithstanding  any provision in this Section  11.04 to the contrary,  the parties agree that none of the
Owner  Trustee,  the  Depositor  or the  Master  Servicer  shall be liable to the  other for any  consequential  or punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable  principle;  provided,  however,  that such  limitation  shall not be applicable with respect to third party claims made against a party.

                                             [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                                     By:/s/ Jeffrey Blaschko
                                                     Name:  Jeffrey Blaschko
                                                     Title:    Vice President

                                                     WILMINGTON TRUST COMPANY,
                                                     not in its individual capacity but solely
                                                     as Owner Trustee, except with respect to the representations and warranties contained in
                                                     Sections 6.03 and 11.02 hereof

                                                     By:/s/ Michele C. Harra
                                                     Name: Michele C. Harra
                                                     Title:   Financial Services Officer

Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION
as Indenture Trustee, Certificate Registrar
and Certificate Paying Agent

By:      /s/ Susan L. Feld
Name:    Susan L. Feld
Title:   Vice President

Acknowledged and Agreed
solely with respect to Article XI:

RESIDENTIAL FUNDING COMPANY, LLC

By:      /s/ Tim Jacobson
Name:  Tim Jacobson
Title:    Associate

                                                     EXHIBIT A

                                       FORM OF HOME LOAN BACKED CERTIFICATE

         THIS  CERTIFICATE  (THE  "CERTIFICATE")  IS  SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN
THE AGREEMENT (AS DEFINED HEREIN).

         THIS  CERTIFICATE IS NOT  TRANSFERABLE  EXCEPT UPON  SATISFACTION OF THE CONDITIONS IN SECTION 3.05 OF THE
AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 3.05 OF THE AMENDED
AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE PROVIDES THE COMPANY, THE OWNER TRUSTEE,  THE CERTIFICATE  REGISTRAR AND THE MASTER SERVICER WITH EITHER
(A) A  CERTIFICATION  IN THE FORM OF EXHIBIT G TO THE  AGREEMENT OR (B) AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN
FORM AND  SUBSTANCE  SATISFACTORY  TO THE COMPANY,  THE OWNER  TRUSTEE,  THE  CERTIFICATE  REGISTRAR AND THE MASTER
SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE  INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED (THE "CODE") (OR  COMPARABLE  PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE COMPANY,
THE OWNER TRUSTEE,  THE  CERTIFICATE  REGISTRAR OR THE MASTER  SERVICER TO ANY  OBLIGATION OR LIABILITY  (INCLUDING
OBLIGATIONS  AND  LIABILITIES  UNDER  ERISA OR SECTION  4975 OF THE CODE) IN ADDITION  TO THOSE  UNDERTAKEN  IN THE
AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE COMPANY,  THE OWNER  TRUSTEE,  THE  CERTIFICATE
REGISTRAR OR THE MASTER SERVICER.

         THIS  CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER,  THE COMPANY,  THE MASTER
SERVICER,  THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY
PROVIDED IN THE AGREEMENT OR THE BASIC DOCUMENTS.

----------------------------------------------------- -------- -------------------------------------------------------
Certificate No.  ____                                          Assumed Final Payment Date:
                                                               March 25, 2037
----------------------------------------------------- -------- -------------------------------------------------------
----------------------------------------------------- -------- -------------------------------------------------------

----------------------------------------------------- -------- -------------------------------------------------------
----------------------------------------------------- -------- -------------------------------------------------------
Cut-off Date:                                                  Certificate Percentage Interest of
March 1, 2007                                                  this Certificate: 100%
----------------------------------------------------- -------- -------------------------------------------------------
----------------------------------------------------- -------- -------------------------------------------------------

----------------------------------------------------- -------- -------------------------------------------------------
----------------------------------------------------- -------- -------------------------------------------------------
Date of Amended and
Restated Trust Agreement:
March 30, 2007
----------------------------------------------------- -------- -------------------------------------------------------
----------------------------------------------------- -------- -------------------------------------------------------

----------------------------------------------------- -------- -------------------------------------------------------
----------------------------------------------------- -------- -------------------------------------------------------
First Payment Date:
April 25, 2007
----------------------------------------------------- -------- -------------------------------------------------------
----------------------------------------------------- -------- -------------------------------------------------------

----------------------------------------------------- -------- -------------------------------------------------------

                                           HOME LOAN-BACKED CERTIFICATE
                                                  SERIES 2007-HI1

         Evidencing  a 100%  interest in the Trust  Estate,  the property of which  consists  primarily of the Home
Loans,  created by RESIDENTIAL FUNDING MORTGAGE  SECURITIES II, INC.  (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).

         This  Certificate  is  payable  solely  from the assets of the Trust  Estate,  and does not  represent  an obligation  of or interest in the Company,  the Seller,  the Master  Servicer,  the  Indenture  Trustee,  the Owner
Trustee or any of their affiliates.  This Certificate,  is not guaranteed or insured by any governmental  agency or instrumentality  or by the Company,  the Seller, the Master Servicer,  the Indenture Trustee,  the Owner Trustee or
any of their affiliates.  None of the Company,  the Seller, the Master Servicer,  the Indenture Trustee,  the Owner
Trustee or any of their  affiliates will have any obligation  with respect to any  certificate or other  obligation secured by or payable from payments on the Certificates.

         This  certifies  that [name of Holder] is the  registered  owner of the  Certificate  Percentage  Interest evidenced  by this  Certificate  (as set forth on the face  hereof) in certain  distributions  with  respect to the
Trust Estate,  consisting  primarily of the Home Loans,  created by  Residential  Funding  Mortgage  Securities II,
Inc. The Trust (as defined herein) was created  pursuant to a Trust Agreement,  dated as of March 19,  2007, and an
Amended and Restated Trust  Agreement,  dated as specified  above (as amended and  supplemented  from time to time, the  "Agreement")  between the Company and Wilmington  Trust Company,  as owner trustee (the "Owner Trustee," which term  includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day  immediately  following (the "Payment  Date"),  commencing on the first Payment Date  specified  above,  to the Person in whose name this  Certificate is registered at the close of business on the last day (or if such last day is not a Business  Day,  the Business  Day  immediately  preceding such last day) of the month  immediately  preceding  the month of such  distribution  (the  "Record  Date"),  in an amount equal to the pro rata portion evidenced by this Certificate  (based on the Certificate  Percentage  Interest stated on the face hereon) of the Certificate  Distribution  Amount,  if any,  required to be distributed to Holder of Certificate on such Payment Date.  Distributions  on this  Certificate will be made as provided in the Agreement by the  Certificate  Paying  Agent by wire  transfer  or check  mailed  to the  Certificateholder  of record in the
Certificate  Register  without the  presentation  or  surrender of this  Certificate  or the making of any notation hereon.

         Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will  be made  after  due  notice  by the  Certificate  Paying  Agent  of the  pendency  of such distribution and only upon  presentation  and surrender of this  Certificate at the office or agency  maintained by the Certificate Registrar for that purpose in the Chicago, Illinois.

         No  transfer of this  Certificate  will be made  unless  such  transfer  is exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made, the  Certificate  Registrar or the Company shall  require  either (i) an opinion of counsel  acceptable to and in form and substance  satisfactory to the  Certificate  Registrar and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of
1933,  as  amended,  and of any  applicable  statute  of any state or (ii) an  investment  letter  executed  by the
Transferee in the form  described in the Agreement and which  investment  letter or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee,  the Indenture Trustee,  the Certificate  Registrar or the Company.
The Holder  hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify  the Trust,  the
Owner Trustee,  the Company, the Master Servicer,  the Indenture Trustee and the Certificate  Registrar against any liability  that may result if the  transfer  is not so exempt or is not made in  accordance  with such  federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee provides the Company, the Owner Trustee,  the Certificate  Registrar and the Master Servicer with either
(a) a  certification  in the form of Exhibit G to the  Agreement  stating  that the  transferee  is not an employee benefit plan or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code
(each,  a "Plan"),  or any Person  (including,  without  limitation,  an insurance  company  investing  its general account,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the U.S. Department of Labor regulation  promulgated at 29 C.F.R.  Section  2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor") to effect such  acquisition,  or (b) an opinion of counsel  acceptable to and in form and substance  satisfactory to the Company,  the Owner Trustee,  the Certificate
Registrar and the Master  Servicer to the effect that the purchase and holding of this  Certificate  is permissible under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under Section 406 of
ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Company,  the Owner Trustee,  the Certificate  Registrar and the Master Servicer to any obligation or liability
(including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the  Agreement,  which  opinion  of  counsel  shall  not be an  expense  of the  Company,  the Owner  Trustee,  the
Certificate Registrar or the Master Servicer.

         In addition,  no transfer of a Certificate  shall be permitted,  and no such transfer  shall be registered by the  Certificate  Registrar  or be  effective  hereunder,  unless  evidenced  by an  Opinion  of  Counsel  which establishes  that such transfer or the  registration of such transfer would not cause the Trust to be classified as a publicly traded partnership,  an association  taxable as a corporation,  a corporation or a taxable mortgage pool for federal  and  relevant  state  income tax  purposes,  which  Opinion of Counsel  shall not be an expense of the
Certificate  Registrar and shall be an expense of the proposed  transferee.  No Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

         This  Certificate  is  issued  pursuant  to a duly  authorized  issue of  Certificate  designated  as Home
Loan-Backed  Certificate of the Series specified  hereon.  All terms used in this Certificate  which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

         The  Certificateholder,  by its  acceptance  of this  Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account that have been  released from the Lien of the Indenture for payment  hereunder and that neither the Owner Trustee in its individual  capacity nor the Company is personally liable to the  Certificateholder  for any amount  payable  under this  Certificate  or the  Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The Holder of this  Certificate  acknowledges  and agrees  that its  rights to  receive  distributions  in respect of this  Certificate  are  subordinated  to the rights of the  Noteholders  as described in the  Indenture, dated as of March 30, 2007 between Home Loan Trust  2007-HI1 (the  "Trust") and LaSalle Bank National  Association,
as Indenture Trustee (the "Indenture").

         The  Certificateholder,   by  its  acceptance  of  this  Certificate,   covenants  and  agrees  that  such
Certificateholder  will not at any time  institute  against the  Company,  or join in any  institution  against the
Company or the Trust of, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other  proceedings  under any United  States  federal or state  bankruptcy  or similar law in  connection  with any obligations relating to the Certificate, the Notes, the Agreement or any of the Basic Documents.

         The  Agreement  permits  the  amendment  thereof  as  specified  below,  provided  that any  amendment  be accompanied  by the consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default has  occurred  and is continuing)  and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment  complies  with the provisions  of the  Agreement  and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary  to obtain the  consent of any  Holder,  but the Owner  Trustee  shall be furnished  with a letter  from the  Rating  Agencies  that the  amendment  will not  result in the  downgrading  or withdrawal  of the rating then  assigned to any Security if  determined  without  regard to the Credit  Enhancement
Instrument  and the consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default has  occurred  and is continuing)  shall be  obtained.  If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any  Security is  outstanding,  it shall not be necessary to obtain the consent of the
Holder,  but the Owner  Trustee shall be furnished  with an Opinion of Counsel that such  amendment is necessary or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse to the Holder and the consent of the Credit Enhancer (so long as no Credit Enhancer  Default has occurred and is continuing)  shall be obtained.  If the purpose of the  amendment  is to add or  eliminate  or change any  provision  of the  Agreement,  other than as specified in the preceding two sentences,  the amendment  shall require the consent of the Credit Enhancer (so long as no Credit  Enhancer  Default  has  occurred  and is  continuing),  an Opinion of counsel to the effect that such action will not  adversely  affect in any  material  respect the  interests  of any Holders and either (a) a letter from the Rating  Agencies that the amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any Security,  if determined without regard to the Credit Enhancement  Instrument or (b) the consent of the  Certificateholder  and the Indenture Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required  to be  distributed  on the
Certificate  without the consent of the  Certificateholder  and the Credit  Enhancer (so long as no Credit Enhancer
Default has occurred and is continuing),  or (ii) reduce the aforesaid  percentage of the  Certificate  without the consent of the Holder of the Certificate.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is  registerable  in the Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the Certificate  Registrar maintained in Chicago,  Illinois,  accompanied by a written  instrument of transfer in form  satisfactory  to the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized in writing,  and  thereupon  one or more new  Certificates  of authorized  denominations  evidencing the same Class and aggregate  Certificate  Percentage Interest will be issued to the designated  transferee.  The initial  Certificate  Registrar  appointed under the Agreement is the Indenture
Trustee.

         The Certificate is issuable only in minimum denominations of a 100% Certificate Percentage Interest.

         The  Certificate is intended to be a certificated  security under Article 8 of the UCC of the State of New
York and under the corresponding provisions of the UCC of any other State that may be applicable.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar and any agent of the Owner
Trustee,  the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate
Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of the  Certificate  and the Trust  created  thereby shall  terminate  upon the earliest of (i) the final  distribution  of all moneys or other  property or proceeds of the Trust Estate in accordance  with the terms of the Indenture and the  Agreement,  (ii) the Payment Date in March
2037 or (iii) the  purchase  by the Master  Servicer  of all the Home  Loans  pursuant  to  Section  8.08(a) of the
Servicing Agreement.

         Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the
Owner Trustee,  or an  authenticating  agent by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Certificate to be duly executed.

                                                     HOME LOAN TRUST 2007-HI1

                                                     by       WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely
                                                              as Owner Trustee

Dated:  ___________________________                  By:__________________________________
                                                          Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:      ______________________________
         Authorized Signatory

or        ______________________________,
         as Authenticating Agent of the Trust

By:      ______________________________
         Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                     _________________________________*/
                                                     Signature Guaranteed:

                                                     ____________________*/

_____________

*/ NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
______________________________________________________________________________ for the account of
________________________________________, account number ______________, or, if mailed by check, to
______________.

         Applicable statements should be mailed to __________________.

                                                     ______________________________
                                                     Signature of assignee or agent
                                                     (for authorization of wire transfer only)

                                                     EXHIBIT B

                                              TO THE TRUST AGREEMENT

                                               CERTIFICATE OF TRUST

                                                        OF

                                             HOME LOAN TRUST 2007-HI1

         THIS  Certificate  of Trust of HOME LOAN TRUST  2007-HI1 (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned,  as trustee,  to form a statutory trust under the Delaware  Statutory Trust
Act (12 Del.  C.ss. 3801 et seq.) (the "Act").

         1.       Name.  The name of the statutory trust formed by this Certificate of Trust is HOME LOAN TRUST
2007-HI1.

         2.       Delaware Trustee.  The name and business address of the trustee of the Trust in the State of
Delaware are ________________, __________________, ______________, Delaware ___________.

         3.       Effective Date.  This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with
Section 3811(a)(1) of the Act.

                                                     [NAME OF OWNER TRUSTEE],
                                                     not in its individual capacity
                                                     but solely as Owner Trustee

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT C

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description of Rule 144A Securities, including numbers:

                                   ____________________________________________
                                   ____________________________________________
                                   ____________________________________________
                                   ____________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

                  1.       In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A Securities were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A
Securities  or any other similar  security  from,  or otherwise  approached or negotiated  with respect to the Rule
144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended  (the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule
144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

                  2.       The Buyer  warrants and  represents  to, and covenants  with,  the Owner Trustee and the
Depositor (as defined in the Amended and Restated  Trust  Agreement (the  "Agreement"),  dated as of March 30, 2007 between  Residential  Funding  Mortgage  Securities  II, Inc., as Depositor and  Wilmington  Trust Company as Owner
Trustee pursuant to Section 3.05 of the Agreement and LaSalle Bank National  Association,  as indenture trustee, as follows:

                  a.       The Buyer  understands  that the Rule 144A Securities have not been registered under the
         1933 Act or the securities laws of any state.

                  b.       The Buyer considers itself a substantial,  sophisticated  institutional  investor having such  knowledge  and  experience in financial  and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c.       The Buyer has been furnished  with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

                  d.       Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged, sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule144A  Securities or any other  similar  security  to,  or  solicited  any  offer to buy or  accept  a  transfer,  pledge  or other disposition  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security  from,  or otherwise  approached  or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute  a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities  a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e.       The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in  Rule144A under the 1933 Act and has completed  either of the forms of  certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.
         The Buyer is acquiring  the Rule 144A  Securities  for its own account or the accounts of other  qualified institutional  buyers,  understands  that such Rule144A  Securities may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that  purchases for its own  account  or for the  account  of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from registration under the 1933 Act.

                  3.       The Buyer represents that:

(i)      either (a) or (b) is satisfied, as marked below:

                  ____     a.       The  Buyer  is not an  employee  benefit  plan or  other  plan  subject  to the prohibited  transaction  provisions  of  ERISA  or  Section  4975 of the  Code  (each,  a  "Plan"),  or any  Person
(including,  without limitation, an insurance company investing its general account, an investment manager, a named fiduciary  or a trustee of any Plan) who is using  "plan  assets,"  within the  meaning of the U.S.  Department  of
Labor regulation  promulgated at 29 C.F.R.  Section 2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan
(each, a "Plan Investor") to effect such acquisition; or

                  ____     b.       The Buyer will  provide  the  Depositor,  the Owner  Trustee,  the  Certificate
Registrar and the Master Servicer with an opinion of counsel  acceptable to and in form and substance  satisfactory to the  Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Master  Servicer to the effect that the purchase and holding of this  Certificate is permissible  under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section  406 of  ERISA  or  Section  4975 of the  Code  (or  comparable provisions of any subsequent  enactments),  and will not subject the Depositor,  the Owner Trustee, the Certificate
Registrar and the Master  Servicer to any  obligation or liability  (including  obligations  or  liabilities  under
ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

                  4.       This document may be executed in one or more  counterparts and by the different  parties hereto on  separate  counterparts,  each of which,  when so  executed,  shall be  deemed  to be an  original;  such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                                       Print Name of Buyer

By: _____________________________                          By:  __________________________________
     Name:                                                       Name:
     Title:                                                      Title:

Taxpayer Identification:                                   Taxpayer Identification:

No.    ____________________________                        No.     _______________________________
Date:  ___________________________                         Date:  _______________________________

                                                                                                         ANNEX 1 TO
                                                                                                          EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

         1.       As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

         2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned and/or invested on a discretionary basis  $__________________(1)  in securities (except for the excluded securities referred  to below) as of the end of the  Buyer's  most  recent  fiscal  year  (such  amount  being  calculated  in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts or similar statutory trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___      Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its latest  annual  financial  statements,  a copy of which is attached hereto.

___      State  or  Local  Plan.  The  Buyer  is a plan  established  and  maintained  by a  State,  its  political subdivisions,  or any  agency or  instrumentality  of the  State or its  political  subdivisions,  for the benefit of its employees.

___      ERISA  Plan.  The  Buyer is an  employee  benefit  plan  within  the  meaning  of Title I of the  Employee
         Retirement Income Security Act of 1974.

_______________
(1) Buyer must own and/or invest on a discretionary  basis at least  $100,000,000  in securities  unless Buyer is a dealer,  and,  in that  case,  Buyer  must own  and/or  invest on a  discretionary  basis at least  $10,000,000  in securities.

         ___      Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R.  10 plans.

         3.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated with the Buyer,  (ii)  securities that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and  certificates  of deposit,  (iv) loan  participations,  (v)
repurchase  agreements,  (vi) securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other  parties  related to the Rule 144A  Securities  are relying and will  continue to rely on the  statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___      Will the Buyer be purchasing the Rule 144A
Yes      No       Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken  other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:  ______________________________
                                                         Name:
                                                         Title:

                                                     Date: _____________________________

                                                                                                         ANNEX 2 TO
                                                                                                          EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

                  1.       As indicated  below,  the  undersigned  is the  President,  Chief  Financial  Officer or
Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment
Companies (as defined below), is such an officer of the Adviser.

                  2.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer"
as  defined  in SEC Rule 144A  because  (i) the Buyer is an  investment  company  registered  under the  Investment
Company Act of 1940,  and (ii) as marked below,  the Buyer alone,  or the Buyer's  Family of Investment  Companies, owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

         ____     The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

                  3.       The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in  reliance  on Rule  144A.  In  addition,  the Buyer will only  purchase  for the
Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such  notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

______________________________
Print Name of Buyer

By:  __________________________
     Name:
     Title:

IF AN ADVISER:

_____________________________
Print Name of Buyer

Date:    _______________________

                                                     EXHIBIT D

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                 ___________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle St., Suite 1511
Chicago, IL 60603
Attention: Structured Finance

                           Re:      Home Loan-Backed Certificates
                                    Series 2007-HI1

Ladies and Gentlemen:

                  __________________  (the "Purchaser")  intends to purchase from (the "Seller") a ___% Certificate
Percentage  Interest of Certificates of Series  2007-HI1 (the  "Certificates"),  issued pursuant to the Amended and
Restated Trust Agreement (the "Trust  Agreement"),  dated as of March 30, 2007 between Residential Funding Mortgage
Securities II, Inc. as depositor  (the  "Company")  and  Wilmington  Trust  Company,  as owner trustee (the "Owner
Trustee"),  as acknowledged and agreed by LaSalle Bank National Association,  as Certificate  Registrar.  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Trust  Agreement.  The  Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                  1.       The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered or qualified  under the Securities Act of 1933, as amended (the "Act") or any state  securities law,  (b) the Company is not  required to so register or qualify the  Certificates,  (c) the  Certificates may be  resold  only if  registered  and  qualified  pursuant  to the  provisions  of the Act or any state securities law, or if an exemption from such  registration and  qualification is available,  (d) the Trust
         Agreement contains  restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business  matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment  in the  Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an
         "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser  has been  furnished  with,  and has had an  opportunity  to review (a) [a copy of the Private Placement  Memorandum,  dated ___________,  20__,  relating to the Certificates (b)] a copy of the Trust  Agreement and [b] [c] such other  information  concerning  the  Certificates,  the Home
         Loans and the  Company  as has been  requested  by the  Purchaser  from the  Company  or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The Purchaser has had any questions arising  from such  review  answered by the Company or the Seller to the  satisfaction  of the  Purchaser.
         [If the  Purchaser  did not  purchase  the  Certificates  from the Seller in  connection  with the initial distribution of the  Certificates  and was provided with a copy of the Private  Placement  Memorandum (the
         "Memorandum")  relating to the original sale (the "Original Sale") of the Certificates by the Company, the
         Purchaser  acknowledges  that such  Memorandum  was provided to it by the Seller,  that the Memorandum was prepared  by the  Company  solely for use in  connection  with the  Original  Sale and the Company did not participate  in or  facilitate  in any way the  purchase of the  Certificates  by the  Purchaser  from the
         Seller,  and the  Purchaser  agrees  that it will look  solely to the Seller and not to the  Company  with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with
         (a)  error  or  omission,  or  alleged  error  or  omission,  contained  in the  Memorandum,  or  (b)  any information, development or event arising after the date of the Memorandum.]

                  5.       The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any
         Certificate  or any other  similar  security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition of other transfer of any Certificate,  any interest in any Certificate or any other  similar  security  from any person in any manner,  (c)  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other  similar  security  with any person in any manner,  (d) make any general  solicitation by means of general  advertising or in any other manner  or (e) take any other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the  disposition of any  Certificate a violation  of Section 5 of the Act or any state  securities  law, or that would  require  registration  or
         qualification   pursuant  thereto.  The  Purchaser  will  not  sell  or  otherwise  transfer  any  of  the
         Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.       The Purchaser represents:

(i) that either (a) or (b) is satisfied, as marked below:

                  ____     a.       The  Purchaser  is not an employee  benefit  plan or other plan  subject to the prohibited  transaction  provisions  of  ERISA  or  Section  4975 of the  Code  (each,  a  "Plan"),  or any  Person
(including,  without limitation, an insurance company investing its general account, an investment manager, a named fiduciary  or a trustee of any Plan) who is using  "plan  assets,"  within the  meaning of the U.S.  Department  of
Labor regulation  promulgated at 29 C.F.R.  Section 2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan
(each, a "Plan Investor") to effect such acquisition; or

                  ____     b.       The Purchaser  will provide the Company,  the Owner  Trustee,  the  Certificate
Registrar and the Master Servicer with an opinion of counsel  acceptable to and in form and substance  satisfactory to the  Company,  the Owner  Trustee,  the  Certificate  Registrar  and the Master  Servicer to the effect that the purchase and holding of this  Certificate is permissible  under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section  406 of  ERISA  or  Section  4975 of the  Code  (or  comparable provisions of any subsequent  enactments),  and will not subject the Company,  the Owner Trustee,  the  Certificate
Registrar and the Master  Servicer to any  obligation or liability  (including  obligations  or  liabilities  under
ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel shall not be an expense of the Company, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

                  7.       The  Purchaser  is  acquiring  the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

                  8.       The Purchaser is not a non-United States person for federal income tax purposes.

                                                     Very truly yours,

                                                     __________________________

                                                     By:   ___________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT E

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

__________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle St., Suite 1511
Chicago, IL 60603
Attention: Structured Finance

                           Re:      Home Loan-Backed Certificates
                                    Series 2007-HI1

Ladies and Gentlemen:

                  ____________________   (the  "Purchaser")   intends  to  purchase  from  (the  "Seller")  a  ___%
Certificate  Percentage  Interest of Certificates of Series 2007-HI1 (the  "Certificates"),  issued pursuant to the
Amended and Restated  Trust  Agreement  (the "Trust  Agreement"),  dated as of March 30, 2007  between  Residential
Funding Mortgage  Securities II, Inc. as depositor (the "Company") and Wilmington  Trust Company,  as owner trustee
(the  "Owner  Trustee"),  as  acknowledged  and  agreed  by  LaSalle  Bank  National  Association,  as  Certificate
Registrar.  All terms  used  herein  and not  otherwise  defined  shall  have the  meanings  set forth in the Trust
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the Company and the
Certificate Registrar that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred the  Certificate,  any interest in the  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of the Certificate,  any interest in the Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to the  Certificate,  any interest in the  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of the  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to the  Certificate.  The  Seller  has not and  will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                     Very truly yours,

                                                     __________________________________________
                                                                            (Seller)

                                                     By: ______________________________________
                                                           Name:
                                                           Title:

                                                     EXHIBIT F

                                         CERTIFICATE OF NON-FOREIGN STATUS

         This  Certificate  of  Non-Foreign  Status  ("certificate")  is delivered  pursuant to Section 3.05 of the
Amended and Restated  Trust  Agreement,  dated as of March 30, 2007 (the "Trust  Agreement"),  between  Residential
Funding Mortgage  Securities II, Inc., as depositor and Wilmington Trust Company,  as Owner Trustee,  in connection with the  acquisition  of,  transfer  to or  possession  by the  undersigned,  whether  as  beneficial  owner  (the
"Beneficial  Owner"),  or  nominee  on  behalf  of  the  Beneficial  Owner  of  the  Residential  Home  Loan-Backed
Certificates,  Series  2007-HI1 (the  "Certificate").  Capitalized  terms used but not defined in this  certificate have the respective meanings given them in the Trust Agreement.

         Each  holder  must  complete  Part I, Part II (if the  holder  is a  nominee),  and in all cases  sign and otherwise complete Part III.

         In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the  provisions  of Sections  871, 881 or 1446 of the  Internal  Revenue Code
(relating to  withholding  tax on foreign  shareholders  and  partners) do not apply in respect of the  Certificate held by the undersigned, the undersigned hereby certifies:

Part I -                   Complete Either A or B

         A.       Individual as Beneficial Owner

                  1.       I am (The Beneficial Owner is) not a non-resident alien for purposes of U.S.  income taxation;

                  2.       My (The Beneficial Owner's) name and home address are:

                            _____________________________
                            _____________________________
                            _____________________________; and

                  3.       My (The Beneficial Owner's) U.S.  taxpayer identification number (Social Security
                           Number) is _______________.

         B.       Corporate, Partnership or Other Entity as Beneficial Owner

                  1.       (Name of the  Beneficial  Owner)  is not a  foreign  corporation,  foreign  partnership, foreign  trust or foreign  estate (as those terms are  defined in the Code and  Treasury
                           Regulations;

                  2.       The Beneficial Owner's office address and place of incorporation (if applicable) is
                           ______________; and

                  3.       The Beneficial Owner's U.S.  employer identification number is ______________.

Part II -                  Nominees

         If the  undersigned  is the  nominee  for the  Beneficial  Owner,  the  undersigned  certifies  that  this certificate has been made in reliance upon information contained in:

                  _____  an IRS Form W-9

                  _____  a form such as this or substantially similar

provided to the undersigned by an appropriate  person and (i) the  undersigned  agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes  obsolete,  and (ii) in connection with change in Beneficial  Owners,  the  undersigned  agrees to submit a new  Certificate  of  Non-Foreign  Status to the Trust
promptly after such change.

Part III -                 Declaration

         The undersigned,  as the Beneficial  Owner or a nominee  thereof,  agrees to notify the Trust within sixty
(60) days of the date that the Beneficial  Owner becomes a foreign person.  The undersigned  understands  that this certificate  may be  disclosed  to the  Internal  Revenue  Service by the Trust and any false  statement  contained therein could be punishable by fines, imprisonment or both.

         Under  penalties  of  perjury,  I declare  that I have  examined  this  certificate  and to the best of my knowledge  and belief it is true,  correct and complete  and will  further  declare that I will inform the Trust of any change in the information  provided above, and, if applicable,  I further declare that I have the authority* to sign this document.

________________________
Name

________________________
Title (if applicable)

________________________
Signature and Date

*NOTE:   If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                     EXHIBIT G

                                        FORM OF ERISA REPRESENTATION LETTER

                                                _____________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                   Re:    Residential Funding Mortgage Securities II, Inc.
                          Home Loan-Backed Certificates, Series 2007-HI1

Dear Sirs:

                  __________________________________     (the    "Transferee")     intends    to    acquire    from
_____________________   (the  "Transferor")  a  ___%  Certificate   Percentage  Interest  of  Residential  Mortgage
Securities II, Inc. Home  Loan-Backed  Certificates,  Series 2007-HI1 (the  "Certificates"),  issued pursuant to an
Amended and  Restated  Trust  Agreement  (the "Trust  Agreement")  dated March 30, 2007 among  Residential  Funding
Mortgage  Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner
Trustee").  Capitalized  terms used herein and not otherwise  defined shall have the meanings  assigned  thereto in the Trust Agreement.

                  The Transferee hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that:

                  (1)      The  Transferee is not an employee  benefit plan or other plan subject to the prohibited transaction  provisions of ERISA or Section 4975 of the Code (each, a "Plan"),  or any Person  (including, without  limitation,  an insurance company investing its general account,  an investment  manager, a named fiduciary  or a  trustee  of any  Plan)  who is  using  "plan  assets,"  within  the  meaning  of the U.S.
         Department of Labor regulation  promulgated at 29 C.F.R. Section 2510.3-101,  as modified by Section 3(42)
         of ERISA, of any Plan (each, a "Plan Investor") to effect such acquisition; or

                  (2)      The  Transferee  has  provided  the  Depositor,   the  Owner  Trustee,  the  Certificate
         Registrar  and the Master  Servicer  with an opinion of counsel  acceptable  to and in form and  substance satisfactory to the Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Master Servicer to
         the effect that the purchase and holding of this  Certificate is permissible  under  applicable  law, will not  constitute  or result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or Section
         4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the
         Depositor,  the Owner  Trustee,  the  Certificate  Registrar and the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which  opinion of counsel shall not be an expense of the  Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer.

                  In addition,  the Transferee  hereby  certifies,  represents and warrants to, and covenants with, the Depositor,  the Owner Trustee,  the Certificate  Registrar and the Master Servicer that the Transferee will not transfer such  Certificates to any transferee  unless such transferee  meets the  requirements  set forth in either
(1) or (2).

                                                     Very truly yours,

                                                     _________________________________________

                                                     By:
                                                     Name:
                                                     Title: